EXECUTION


                           FIRST AMENDED AND RESTATED
                            COMMERCIAL LOAN AGREEMENT

                                  By and Among

                                BANKBOSTON, N.A.
                    (f/k/a The First National Bank of Boston)
                                  as the Lender

                                       and

               BOSTON BIOMEDICA, INC. AND ALL OF ITS SUBSIDIARIES
                                as the Borrowers




                           Dated: As of June 30, 1999

246472-5

                           FIRST AMENDED AND RESTATED
                            COMMERCIAL LOAN AGREEMENT
                            -------------------------

                                TABLE OF CONTENTS
                                -----------------

                                                                           Page
                                                                           ----

Preamble.................................................................

Section 1 - Definitions; Use of Terms; Incorporation by Reference
---------

Section 2 - Establishment of  Revolving Line of Credit
---------

2.1      Revolving Line of Credit
2.2      Revolving Credit Borrowing Base
2.3      Interest Rate on Loans
2.4      Repayment of Loans
2.5      Fees

         2.5.1    Facility Fee
         2.5.2    Restructuring Fee

2.6      Use of Proceeds
2.7      Loan Advances
2.8      Other Advances and Payments
2.9      Loan Statements
2.10     Review of  Line of Credit

Section 2A - Letters of Credit
----------

2A.1     Letters of Credit
2A.2     Procedure for Issuance of Letters of Credit
2A.3     Fees and Charges
2A.4     Reimbursement Obligations
2A.5     Obligations Absolute

Section 3 - Representations, Covenants and Warranties
---------

3.1      General Representations, Covenants and Warranties

         3.1.1    Business
         3.1.2    Due Organization and Existence; Authorization
         3.1.3    Articles of Organization; Stock; Accurate Records
         3.1.4    Binding Documents; Violation of Other Agreements
         3.1.5    Title To Assets; Security Interests and Mortgages; Leases;
                           Royalties
         3.1.6    Investments
         3.1.7    Litigation; Outstanding Orders
         3.1.8    Financial Statements Delivered
         3.1.9    Other Liabilities; Tax Returns; No Adverse Changes

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

         3.1.10   No Agency Between Borrower and Lender
         3.1.11   Regulation U
         3.1.12   ERISA
         3.1.13   Necessary Permits and Licenses
         3.1.14   Governmental Approvals Not Required
         3.1.15   Adequate Financing
         3.1.16   No Event of Default
         3.1.17   Compliance with Leases
         3.1.18   Subsidiaries
         3.1.19   Compliance with Certain Environmental Laws
         3.1.20   Recent Changes of Name or Structure
         3.1.21   Payment of Wages
         3.1.22   Year 2000 Problem

3.2      Certain Affirmative Covenants

         3.2.1    Payment of Obligations
         3.2.2    Books and Records
         3.2.3    Inspection
         3.2.4    Commercial Purposes
         3.2.5    Notice of Adverse Matters
         3.2.6    Principal Lending Business
         3.2.7    Maintenance of Corporate Existence; Compliance with Laws
         3.2.8    Payment of Taxes and Filing of Returns
         3.2.9    Maintenance of Property and Assets
         3.2.10   Collection Costs; Legal Fees; etc.
         3.2.11   Insurance
         3.2.12 Further Agreements; Compliance with Other Agreements; Payment of Other Obligations; Tax Returns; Notice of Litigation and of Events of Default
         3.2.13   Certain Environmental Matters
         3.2.14   Changes in Master Disclosure Schedule
         3.2.15   Pledge of After Acquired Property
         3.2.16   New Subsidiaries

3.3      General Negative Covenants

         3.3.1    Other Debt
         3.3.2    Payment of Dividends
         3.3.3    Loans by the Borrower
         3.3.4    Investments
         3.3.5    Mergers
         3.3.6    Sales of Assets
         3.3.7    Negative Pledge
         3.3.8    No Liens; Permitted Encumbrances
         3.3.9    Continuance of Business

Section 4 - Financial and Reporting Covenants
---------

4.1      Reporting Covenants

         4.1.1    Quarterly Financial Statements
         4.1.2    Annual Financial Statements
         4.1.3    Compliance Certificate
         4.1.4    Borrowing Base Certificate
         4.1.5    Other Information

4.2      Financial Covenants
4.3      Limitation of Changes in Fiscal Year

Section 5 - Conditions of Closing
---------

Section 6 - Events of Default
---------

Section 7 - Remedies
---------

7.1      General Remedies
7.2      Cumulative Remedies

Section 8 - Waiver; Termination
---------

8.1      Waiver By The Borrower
8.2      Lender's Option To Waive

Section 9 - Miscellaneous
---------

9.1      Deposits As Collateral; Set-Off
9.2      Survival of Covenants; Binding Effect
9.3      Termination of Agreement
9.4      Conflict of Terms
9.5      Prior Discussions; Amendments in Writing; Counterparts;
         Filing As Financing Statement
9.6      General Indemnification
9.7      Destruction of Documents; Jurisdiction
9.8      Notices
9.9      Application of Proceeds
9.10     Continuance of Defaults
9.11     Severability
9.12     Headings
9.13     Governing Law; Sealed Instrument
9.14     Force Majeure
9.15     Joint and Several
9.16     Interpretation of Agreement


Master Disclosure Schedule
--------------------------
Exhibit A                                   Form of Note
Exhibit B                                   Form of Security Agreement

Schedule 4.1.3                      Compliance Certificate

Schedule 4.1.4                      Borrowing Base Certificate
Schedule 5(d)                               List of Lien Searches

                           FIRST AMENDED AND RESTATED
                            COMMERCIAL LOAN AGREEMENT

         This FIRST AMENDED AND RESTATED COMMERCIAL LOAN AGREEMENT (this "Agreement") is entered into as of June 30, 1999, by and among (a) BOSTON
-----------
BIOMEDICA,   INC.,  a  Massachusetts   corporation   ("BBI"),  (b)  all  of  the
                                                       ---
SUBSIDIARIES of BBI which are signatories hereto (said Subsidiaries, together with BBI and any and all other Subsidiaries which in accordance with the provisions of subsection 3.2.17 of this Agreement, may hereafter from time to time become parties to this Agreement, are hereinafter sometimes referred to collectively as the "Borrowers" and each singly as a "Borrower") and (c)
                       ---------                             ---------
BANKBOSTON, N.A., a national banking association (f/k/a The First National Bank of Boston)(together with its successors and assigns, the "Lender").
                                                          ------

                             Preliminary Statements:
                             ----------------------

         A. Pursuant to the provisions of a certain Commercial Loan Agreement, dated as of March 28, 1997 (the "Existing Loan Agreement"), by and among the
                                  -------------------------
Lender and the Borrowers, the Lender has agreed to lend certain sums and to extend certain credit to or for the benefit of the Borrowers; and

         B. The Borrowers now request that the Existing Loan Agreement be amended and restated in its entirety as provided for herein; and

         C. The Lender is willing to amend and restate the Existing Loan Agreement in its entirety in the manner provided for herein, all upon the terms and conditions contained herein;

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Existing Loan Agreement is hereby amended and restated in its entirety as follows:

                                    SECTION 1

                           DEFINITIONS; USE OF TERMS;
                           INCORPORATION BY REFERENCE
                           --------------------------
         1.1 Definitions.  As used in this Agreement,  the following terms shall
             -----------
have the meanings given to such terms as set forth below:

                  "Accounts":  all of "accounts" (as such term is defined in the
                   --------
         UCC) of each Borrower, and to the extent not included in such definition, shall also mean and include all accounts receivable, book debts, notes, drafts and other forms of obligations or indebtedness now owned or hereafter received or acquired by or belonging or owing to such Borrower whether arising out of personal property owned or leased by it, Goods sold by it or services rendered by it or from any other transaction, whether or not the same involves the lease of personal property, sale of Goods or performance of services by each such Borrower (including, without limitation, any such obligation or indebtedness which would be characterized as an account, General Intangible or Chattel Paper under the Uniform Commercial Code in effect in any jurisdiction) and all of each such Borrower's rights in, to and under all purchase orders now owned or hereafter received or acquired by it for Goods or services, and all of each such Borrower's rights to any Goods represented by any of the foregoing (including returned or repossessed Goods and unpaid seller's rights) and all moneys due or to become due to each such Borrower under all contracts for the sale of Goods and/or the performance of services by it (whether or not yet earned by performance), in each case whether now in existence or hereafter arising or acquired including, without limitation, the right to receive the proceeds of said purchase orders and contracts and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

                  "Application":  an application, in such form as the Lender may
                   -----------
         specify from time to time, to open a Letter of Credit.

                  "Bankruptcy Code": as defined in subsection 6.7.1 below.
                   ---------------

                  "Base Rate Loan": as defined in Schedule 1 of the Note.
                   --------------

                  "BBI":  as defined in the first paragraph on the first page of
                   ---
         this Agreement.

                  "BBIBRL":   BBI  Biotech   Research   Laboratories,   Inc.,  a
                   ------
         Massachusetts corporation which is a Subsidiary of BBI and a party to this Agreement.

                  "BBICL":  BBI Clinical  Laboratories,  Inc.,  a  Massachusetts
                   -----
         corporation which is a Subsidiary of BBI and a party to this Agreement.

                  "BBISS":   BBI  Source   Scientific,   Inc.,  a  Massachusetts
                   -----
         corporation which is a Subsidiary of BBI and a party to this Agreement.

                  "Borrower":  as  defined in the first  paragraph  on the first
                   --------
         page of this Agreement.

                  "Business Day": any day excluding Saturday, Sunday and any day
                   ------------
         which is a legal holiday under the laws of The Commonwealth of Massachusetts, or is a day on which banking institutions located in The Commonwealth of Massachusetts are required or authorized by applicable law to be closed.

                  "Capital  Expenditures":  as to any Person for any period, the
                   ---------------------
         aggregate amount paid or accrued by such Person for the rental, lease, purchase (including by way of the acquisition of securities of a Person), construction or use of any property during such period, the value or cost of which, in accordance with GAAP, would appear on such Person's consolidated balance sheet in the category of property, plant or equipment at the end of such period, excluding any such expenditure made to restore, replace or rebuild property to the condition of such property immediately prior to any damage, loss, destruction or condemnation of such property, to the extent such expenditure is made with insurance proceeds or condemnation awards relating to any such damage, loss, destruction or condemnation.

                  "Capitalized Lease": any lease of property,  real or personal,
                   -----------------
         the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

                  "Closing Date": the date on which the conditions precedent set
                   ------------
         forth in Section 5 shall be satisfied or waived (but in no event later than August 31, 1999).

                  "Commercial  Letter  of  Credit":  as  defined  in  subsection
                   ------------------------------
         2A.1(b)(i)(1) below.

                  "Compliance  Certificate":  as  defined  in  subsection  4.1.3
                   -----------------------
         below.

                  "Consolidated  Debt Service Ratio":  for any period, the ratio
                   --------------------------------
         of:

                           (a) the sum of the Consolidated  Operating Income for
                  such period, plus any depreciation and amortization, plus any payments made by any Borrower on any Operating Leases during such period, plus any proceeds which any Borrower has received from any long term debt (including advances under the Revolving Line of Credit) and in each case used to finance any of its Capital Expenditures during such period, plus any and all equity capital raised during 1999 (but only for 1999 fiscal periods), minus any payments made by any Borrower for any Federal, state, local and foreign income taxes incurred by such Borrower during such period, minus any payments made by any Borrower for Capital Expenditures during such period, all as determined on a consolidated basis in accordance with GAAP, to

                           (b) the sum of Consolidated Interest Expense for such
                  period, plus any mandatory payments made by any Borrower on any long term debt (including without limitation, any Capitalized Leases) during such period, plus any payments made by any Borrower on Operating Leases during such period, all as determined on a consolidated basis in accordance with GAAP.

                  "Consolidated Interest Expense": for any period, the aggregate
                   -----------------------------
         interest expense of the Borrowers for such period as determined on a consolidated basis in accordance with GAAP.

                  "Consolidated Operating Income": for any period, the operating
                   -----------------------------
         income of the Borrowers for such period as determined on a consolidated basis in accordance with GAAP.

                  "Consolidated   Tangible   Net   Worth":   at  any   date   of
                   -------------------------------------
         determination, the sum of the aggregate tangible assets of the Borrowers after having excluded (a) the book value of all Intangible Assets of the Borrowers and (b) all liabilities of the Borrowers
         (including all deferred income taxes), all as determined on a consolidated basis in accordance with GAAP consistently applied.

                  "Consolidated   Total    Liabilities":    at   any   date   of
                   -----------------------------------
         determination, all Indebtedness (including without limitation, all Obligations) of the Borrowers at such date of determination as determined on a consolidated basis in accordance with GAAP.

                  "Default": an Event of Default or event or condition that, but
                   -------
         for the requirement that time elapse or notice be given, or both, would constitute an Event of Default.

                  "Eligible  Accounts":   all  Eligible  Domestic  Accounts  and
                   ------------------
         Eligible Foreign Accounts.

                  "Eligible  Domestic  Accounts":   all  Accounts,   other  than
                   ----------------------------
         Accounts which are: (a) outstanding more than ninety (90) days from the date of invoice or issuance, whichever is earlier; (b) based on payment terms other than those which are usual and customary to the business of the Borrowers; (c) owed by any account debtor located outside the United States; (d) due from any Borrower or from any past, present or future Affiliate of any Borrower; (e) due from any account debtor if more than Twenty Percent (20%) of the aggregate amount of Accounts due from such account debtor are otherwise excluded from the definition of "Eligible Accounts;" (f) due from a Person who is the subject of a
         voluntary  or  involuntary  bankruptcy,   insolvency,
         reorganization, liquidation or other debt relief or adjustment proceeding, including an assignment for the benefit of its creditors;
         (g) due from any account debtor which holds or is entitled to any claim, counterclaim, setoff or chargeback or which has the right to return to any Borrower for credit or refund, the goods giving rise to such account; (h) due from account debtors with respect to which any Borrower is an account debtor; (i) based on any sale made on a so-called "bill and hold" basis if the Lender has not received any written evidence from both the applicable Borrower and account debtor that such sale is being made on a "bill and hold" basis, it being understood by the parties hereto that such written evidence must be acceptable in all respects to the Lender; (j) based on any sale made on a so-called "delayed shipping" or "dating" basis; or (k) determined by the Lender, in the exercise of its commercially reasonable judgment, to be difficult to collect, to be of diminished or uncertain value, or in which the Lender may not have a perfected security interest pursuant to the provisions of the Security Documents.

                  "Eligible  Equipment":  any Borrower's Equipment which is held
                   -------------------
         by, and in the actual possession of, such Borrower (and not in the possession of any Person other than such Borrower), and which are determined, from time to time by the Lender, in the exercise of its reasonable judgment, to be acceptable for purposes of making the Loans.

                  "Eligible  Finished   Inventory":   any  Borrower's  Inventory
                   ------------------------------
         consisting of finished goods which are held by, and in the actual possession of, such Borrower (and not in the possession of any Person other than such Borrower) for sale, license, or lease, or furnished or to be furnished by such Borrower under contracts of sale or service, and which are determined, from time to time by the Lender, in the exercise of its reasonable judgment, to be acceptable for purposes of making the Loans.

                  "Eligible Foreign Accounts": all Accounts, other than Accounts
                   -------------------------
         which are: (a) outstanding more than ninety (90) days from the date of invoice or issuance, whichever is earlier; (b) based on payment terms other than those which are usual and customary to the business of the Borrowers; (c) owed by any account debtor located in the United States;
         (d) due from any Borrower or from any past, present or future Affiliate of any Borrower; (e) due from any account debtor if more than Twenty Percent (20%) of the aggregate amount of Accounts due from such account debtor are otherwise excluded from the definition of "Eligible Accounts;" (f) due from a Person who is the subject of a voluntary or involuntary bankruptcy, insolvency, reorganization, liquidation or other debt relief or adjustment proceeding, including an assignment for the benefit of its creditors; (g) due from any government entity; (h) due from any account debtor which holds or is entitled to any claim, counterclaim, setoff or chargeback or which has the right to return to any Borrower for credit or refund, the goods giving rise to such account; (i) due from account debtors with respect to which any Borrower is an account debtor; (j) based on any sale made on, so-called, "delayed shipping", "bill and hold", or "dating" basis; or
         (k) determined by the Lender, in the exercise of its commercially reasonable judgment, to be difficult to collect, to be of diminished or uncertain value, or in which the Lender may not have a perfected security interest pursuant to the provisions of the Security Documents.

                  "Eligible   Inventory":   all  Eligible  Finished   Inventory,
                   --------------------
         Eligible   Work-In-Process   Inventory   and  Eligible  Raw   Materials
         Inventory.

                  "Eligible Raw Materials  Inventory":  any Borrower's Inventory
                   ---------------------------------
         consisting of raw materials which are used or consumed in such Borrower's business, and which are held by, and in the actual possession of, such Borrower (and not in the possession of any Person other than such Borrower) and which are determined, from time to time by the Lender, in the exercise of its reasonable judgment, to be acceptable for purposes of making the Loans.

                  "Eligible Work-In-Process Inventory": any Borrower's Inventory
                   ----------------------------------
         consisting of work-in-process materials which are used or consumed in such Borrower's business, and which are held by, and in the actual possession of, such Borrower (and not in the possession of any Person other than such Borrower) and which are determined, from time to time by the Lender, in the exercise of its reasonable judgment, to be acceptable for purposes of making the Loans.

                  "Equipment":  any  Borrower's  "equipment"  as  such  term  is
                   ---------
         defined in the UCC, and to the extent not included in such definition, shall also mean and include all motor vehicles (whether or not subject to motor vehicle registration), rolling stock, machinery, furniture, office equipment, plant equipment, fixtures, tools, spare parts, accessories, dies, molds and all other like goods, property and assets owned now or hereafter by such Borrower and used in the operation or furtherance of such Borrower's business.

                  "Event of Default": as defined in Section 6 below.
                   ----------------

                  "Existing  Loan  Agreement":  as  defined  in the  Preliminary
                   -------------------------
         Statements of this Agreement.

                  "Facility Fee": as defined in subsection 2.5.1 below.
                   ------------

                  "Financial Covenants": as defined in subsection 4.2 below.
                   -------------------

                  "Financing  Instruments":  any and all  agreements  (including
                   ----------------------
         this Agreement), Instruments, Documents, and other writings including without limitation, security agreements (including the Security Agreement), loan agreements, notes, guarantees, letters of credit (including the Letters of Credit and the Applications therefor), mortgages, deeds of trust, collateral assignments, subordination agreements, contracts, notices, leases, financing statements and all other written matter, whether heretofore, now, or hereafter executed by or on behalf of any Borrower and delivered to the Lender in connection with the transactions described in this Agreement or contemplated hereby, together with all agreements and documents referred to therein or contemplated thereby.

                  "GAAP": generally accepted accounting principles in the United
                   ----
         States of America in effect from time to time (subject to the provisions of the last paragraph of subsection 4.2).

                  "Indebtedness":   of  any   Person   at  any   date,   without
                   ------------
         duplication, (a) all indebtedness of such Person for borrowed money or the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person under Capitalized Leases or Operating Leases, (d) all obligations of such Person in respect of acceptances issued or created for the account of such Person and (e) all indebtedness of others of the types described in (a) through (d) above secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof (the amount of such indebtedness with respect to such Person being deemed to be the lesser of the value of such property or the amount of indebtedness of others so secured).

                  "Indemnified Party": as defined in subsection 9.6 below.
                   -----------------

                  "Intangible  Assets":  any  and all  goodwill,  organizational
                   ------------------
         expense, licenses, patents, trademarks, tradenames, copyrights, capitalized research and development expenses, deferred charges, and all other intangible assets.

                  "Interest  Rate  Protection  Contracts":  interest  rate  swap
                   -------------------------------------
         agreements, interest rate collar agreements, options on any of the foregoing and any other agreements or arrangements designed to provide protection against fluctuations in interest rates, in each case purchased by any Borrower from a lender with respect to Loans and approved by the Lender.

                  "Investment":  the  purchase  or  acquisition  of any share of
                   ----------
         capital stock, partnership interest, evidence of Indebtedness or other equity security of any other Person (including any Subsidiary), any loan, advance or extension of credit (excluding Accounts and costs and estimated earnings in excess of billings arising in the ordinary course of business) to, or contribution to the capital of, any other Person (including any Subsidiary), any real estate held for sale or investment, any securities or commodities futures contracts held, any other investment in any other Person (including any other Borrower), and the making of any commitment or acquisition of any option to make an Investment.

                  "Inventory":  all  "inventory"  as such term is defined in the
                   ---------
         UCC, and to the extent not included in such definition, shall also mean and include any and all of the following owned by any Borrower: any Goods, wares, merchandise, raw materials, supplies, components, work in process, finished goods and all packaging, advertising, shipping material, labels and other devices, names, or marks affixed thereto for purpose of selling the same; tangible personal property held by such Borrower for processing, sale, license, or lease, or furnished or to be furnished by such Borrower under contracts of sale or service or to be used or consumed in such Borrower's business; items referred to above which are in transit, returned, rejected, repossessed or detained.

                  "IRC":  the  Internal  Revenue Code of 1986,  as amended,  and
                   ---
         regulations  as  promulgated   and  in  effect,   from  time  to  time,
         thereunder.

                  "Lender":  as defined in the first paragraph on the first page
                   ------
         of this Agreement.

                  "Letters  of  Credit":  collectively,  Commercial  Letters  of
                   -------------------
         Credit and Standby Letters of Credit.

                  "LIBOR Loan": as defined in Schedule 1 of the Note.
                   ----------                 ----------

                  "Liens": any and all: mortgages,  pledges, security interests,
                   -----
         encumbrances, liens, or charges of any kind including, but not limited to, agreements to give any of the foregoing; conditional sales or other title retention agreements or devices, or any leases in the nature thereof; and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code of any jurisdiction.

                  "Loans": as defined in subsection 2.1 below.
                   -----

                  "Main Operating Account": as defined in subsection 2.7 below.
                   ----------------------

                  "Margin Stock": as defined in subsection 3.1.11 below.
                   ------------

                  "Master Disclosure  Schedule":  as defined in subsection 3.1.1
                   ---------------------------
         below.

                  "Maturity Date": June 30, 2001.
                   -------------

                  "Note":  a  certain  First  Amended  and  Restated  Commercial
                   ----
         Revolving Promissory Note, from the Borrowers, made payable to the order of the Lender, in the face amount of Revolving Credit Maximum Amount, substantially in the form of Exhibit A, as the same may be hereafter amended, modified, substituted, extended or restated, from time to time.

                  "Obligations": any and all Indebtedness,  liabilities, duties,
                   -----------
         undertakings, covenants and agreements (including those of payment or of performance) of each of the Borrowers to the Lender or any affiliate of the Lender, all of every kind, nature and description, and arising pursuant to the terms of the Financing Instruments or otherwise, including, without limitation:

                           (a) each  Borrower's  liability  to repay the  Loans,
                  together with the payment of all interest and other monies due pursuant to the terms of the Note, and any and all substitutions, renewals, extensions, amendments and rewritings of the Loans or the Note and all present and future advances made thereunder and including all Interest Rate Protection Contracts;

                           (b) the faithful  performance  and observance by each
                  Borrower of all agreements, covenants and conditions contained in this Agreement and in each of the other Financing Instruments; and

                           (c) any and all such Indebtedness, liabilities, duties, undertakings, covenants and agreements due to or in favor of the Lender, whether or not the same are: now existing or hereafter arising; imposed by agreement or by operation of law; due or not due, absolute or contingent, liquidated or unliquidated, voluntary or involuntary; evidenced by a writing; presently contemplated by the parties; the joint or the several liabilities of any Borrower; direct or indirect; related or unrelated to the transactions described in or contemplated by the Financing Instruments; liabilities or undertakings of any Borrower as surety, guarantor or endorser with respect to obligations of one or more other parties; specifically described as secured or unsecured; hereafter acquired by the Lender by assignment, other transfer or operation of law; the result of any transaction whatsoever between any Borrower and the Lender; or by reason of any cause of action which the Lender may have against any Borrower.

                  "Operating Lease":  any lease of personal (non-Real  Property)
                   ---------------
         property, the obligations of the lessee in respect of which may not, in accordance with GAAP, be capitalized on a balance sheet of the lessee.


                  "Permitted    Acquisition":    any    domestic    corporation,
                   ------------------------
         partnership, limited liability company, joint venture or other form of domestic entity that is engaged in the business of any Borrower or any business reasonably related or complimentary thereto.

                  "Permitted Acquisition Venture": any Investment in a Permitted
                   -----------------------------
         Acquisition for which (a) any Borrower has provided the Lender, in advance of such Acquisition, with all of the material information, reports, financial statements and any other material used by such Borrower to determine the suitability and prudence of such Investment; and (b) any Borrower has satisfied the Lender that such Investment will not result in such Borrower failing to meet any of the Financial Covenants contained in subsections 4.2 hereof.

                  "Permitted Liens": as defined in subsection 3.3.8 below.
                   ---------------

                  "Persons":    any   and   all    individuals,    corporations,
                   -------
         partnerships, joint stock associations, business or other trusts, governments or any agencies or subdivisions thereof, joint ventures, limited liability companies or partnerships, or other entities or associations whatsoever.

                  "Purchase Money  Indebtedness":  any Indebtedness  incurred by
                   ----------------------------
         any Borrower in connection with the acquisition by such Borrower of any real or personal property.

                  "Real  Property":  any and all land or real  estate,  together
                   --------------
         with all buildings, improvements and fixtures thereon, and all rights, title and interests therein (including without limitation, any rights or interests in any leases, easements or rights-of-way).

                  "Reimbursement Obligation": the obligation of the Borrowers to
                   ------------------------
         reimburse the Lender pursuant to subsection 2A.4(a) below for amounts drawn under Letters of Credit.

                  "Reporting Requirements": as defined in subsection 4.1 below.
                   ----------------------

                  "Responsible  Officer":  as to any Person, the chief executive
                   --------------------
         officer and the president of such Person or, with respect to financial matters, the chief financial officer of such Person or, in either case, such other executive officers as may be designated from time to time by such Person in writing to the Lender.

                  "Restructuring Fee": as defined in subsection 2.5.2 below.
                   -----------------

                  "Revolving  Credit  Borrowing  Base": as defined in subsection
                   ----------------------------------
         2.2 below.

                  "Revolving  Credit  Period":  the  period  from and  after the
                   -------------------------
         Closing Date to and including the Maturity Date or any earlier date on which the obligation of the Lender to make Loans shall terminate, as provided herein.

                  "Revolving  Line of  Credit":  as  defined in  subsection  2.1
                   --------------------------
         below.

                  "Revolving  Credit Maximum  Amount":  as defined in subsection
                   ---------------------------------
         2.1 below.

                  "SEC": the United States Securities and Exchange Commission or
                   ---
         any other federal governmental agency which may hereafter perform its functions.

                  "Security Agreement":  the Security Agreement-All Assets to be
                   ------------------
         executed and delivered by the Borrowers, substantially in the form of Exhibit B, as the same may be amended, modified, substituted, extended
         ---------
         or restated, from time to time.

                  "Security Documents": collectively, the Security Agreement and
                   ------------------
         all other documents now or hereafter delivered to the Lender granting a Lien on any asset or assets of any Person to secure the Obligations or to secure any guarantee of any such Obligations.

                  "Standby   Letter  of  Credit":   as  defined  in   subsection
                   ----------------------------
         2A.1(b)(i)(2) below.

                  "Subsidiary": as to any Person, a corporation,  partnership or
                   ----------
         other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to any direct or indirect Subsidiary or Subsidiaries of BBI.

                  "Total Revolving Credit Outstandings": at any time, the sum of
                   -----------------------------------
         (i) the aggregate outstanding principal balance of the Loans at such time and (ii) the maximum aggregate amount from time to time that beneficiaries may draw under outstanding Letters of Credit at such time.

                  "UCC":  the Uniform  Commercial Code as in effect from time to
                   ---
         time in The Commonwealth of Massachusetts.

                  "Uniform  Customs":  the  Uniform  Customs  and  Practice  for
                   ----------------
         Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as the same may be amended from time to time.

                  "34 Act": the Securities Exchange Act of 1934, as amended from
                   ------
         time to time.

         The following terms shall have the respective meanings ascribed to them in the UCC: "Account Debtor", "Chattel Paper", "Deposit Account", "Document",
             --------------     -------------     ---------------     --------
"Farm Products", "Goods," and "Instrument".
 -------------    -----        ----------

         Capitalized terms defined elsewhere in this Agreement shall have the respective meanings ascribed to them where so defined.

         1.2 Use of Terms. The use of the singular of terms which are defined in
             ------------
the plural shall mean and refer to any one of the matters or items included in such definition. Use of the connective "or" is not intended to be exclusive; the term "may not" is intended to be prohibitive and not permissive; use of "includes" and "including" is intended to be interpreted as expansive and amplifying and not as limiting in any way; and pronouns used herein shall be deemed to include the singular and the plural and all genders. All exhibits to this Agreement are hereby incorporated herein by reference.

                                    SECTION 2

                    ESTABLISHMENT OF REVOLVING LINE OF CREDIT
                    -----------------------------------------

         2.1  Revolving  Line  of  Credit.  Subject  to  all of  the  terms  and
              ---------------------------
conditions contained in this Agreement and the other Financing Instruments, the Lender hereby agrees to establish for the benefit of the Borrowers a certain revolving line of credit (the "Revolving Line of Credit") pursuant to which the
                               ------------------------
Lender shall make certain loans (hereinafter referred to collectively as the "Loans" and each singly as a "Loan") to the Borrower from time to time during
 -----                         ----
the Revolving Credit Period; provided,  however, that the Total Revolving Credit
                             ------------------
Outstandings (after giving effect to all requested Loans and Letters of Credit) shall not at any time exceed TEN MILLION AND 00/100 DOLLARS ($10,000,000.00)(the "Revolving Credit Maximum Amount"). Each Loan shall be evidenced by, and shall
 --------------------------------
be payable in accordance
with the provisions of, the Note and this Agreement. During the Revolving Credit Period, the Borrowers may from time to time borrow, repay and reborrow the Loans, all in accordance with the terms and conditions of the Note and this Agreement.

         2.2 Revolving  Credit  Borrowing  Base.  Notwithstanding  any provision
             ----------------------------------
contained in any of the Financing Instruments to the contrary, the aggregate principal amount of the Loans outstanding, from time to time, shall never exceed the lesser of either (hereinafter referred to as the "Revolving Credit Borrowing
                                                      --------------------------
Base"):
------

         (a) the Revolving Credit Maximum Amount; or

         (b) the sum of:

                  (i) the following Eligible Accounts:

                                    (A) 85% of all Eligible Domestic Accounts of
                           BBI; plus
                                ----

                                    (B) 75% of all Eligible Domestic Accounts of
                           BBICL; plus
                                  ----

                                    (C) 85% of all Eligible Domestic Accounts of
                           BBISS; plus
                                  ----

                                    (D) 70% of all  Eligible  Domestic  Accounts
                           and all Eligible Foreign Accounts of BBIBRL; plus
                                                                        ----

                                    (E) 90% of all Eligible  Foreign Accounts of
                           any Borrower (other than BBIBRL) which are secured by one or more letters of credit, each in form and substance satisfactory to the Lender; plus
                                                                 ----

                                    (F) 75% of the Eligible  Foreign Accounts of
                           any Borrower (other than BBIBRL) which are not secured by one or more letters of credit, each in form and substance satisfactory to the Lender; plus
                                                                          ----

                  (ii) the following Eligible Inventory:

                                    (A) 30% of the sum of (x) all  Eligible  Raw
                           Materials Inventory of BBI, valued at the lower of cost or market value, and (y) all Eligible Work-In-Process Inventory of BBI, valued at the lower of cost or market value; plus
                                                    ----

                                    (B) 40% of all Eligible  Finished  Inventory
                           of BBI, valued at the lower of cost or market value; plus
                           ----

                                    (C)  25%  of  all  Eligible  Raw   Materials
                           Inventory of BBISS, valued at the lower of cost or market value; plus
                                         ----

                                    (D)  30% of  all  Eligible  Work-In  Process
                           Inventory of BBISS, valued at the lower of cost or market value; plus
                                         ----

                                    (E) 50% of all Eligible  Finished  Inventory
                           of BBISS, valued at the lower of cost or market value; plus
                                  ----

                  (iii) $728,657.50, which sum is equal to 70% of the appraised value of all of the Eligible Equipment (other than motor vehicles) of BBI, BBICL, BBISS and BBIBRL as of the date hereof.

         Descriptions or determinations by the Lender regarding Eligible Accounts, Eligible Inventory, Eligible Raw Materials or Eligible Equipment are intended solely for credit management for the Loans. Such descriptions and determinations are not intended and shall not be construed as any determination of actual value of any Collateral nor shall the same affect the security interests granted to the Lender under the Security Documents. Each Borrower shall be responsible for all credit risks concerning all Accounts, Inventory and Equipment of such Borrower. Determinations and descriptions of eligibility shall not alter in any way the status of Collateral as security for the Obligations.

         2.3 Interest Rate on Loans. The principal amount outstanding, from time
             ----------------------
to time, of each of the Loans shall bear interest in accordance with the provisions of the Note.

         2.4 Repayment of Loans. Principal and interest under the Loans shall be
             ------------------
paid to the Lender in accordance with the provisions of the Note.

         2.5 Fees.
             ----

                  2.5.1 Facility Fee. The Borrowers agree to pay to the Lender a
                        ------------
         Facility Fee (the "Facility  Fee") of one-quarter of one percent (.25%)
                            -------------
         per annum of the amount which equals the average unused portion of the Revolving Credit Maximum Amount during each calendar quarter, or part thereof, that any Loan remains outstanding. The Facility Fee shall be paid by the Borrowers to the Lender on a calendar quarterly basis, in arrears. The Facility Fee shall be earned when paid, non-refundable and in addition to all interest and all other amounts due and payable with respect to the Loans or otherwise pursuant to the Financing Instruments.

                  2.5.2 Restructuring Fee. The Borrowers shall pay to the Lender
                        -----------------
         contemporaneously herewith a non-refundable Restructuring Fee (the "Restructuring Fee") of Fifty Thousand and 00/100 Dollars ($50,000.00).
          -----------------

         2.6 Use of Proceeds. All of the proceeds of the Loans shall be used (a)
             ---------------
to restructure the existing credit facility established by the Lender for benefit of the Borrowers under the Existing Loan Agreement; (b) to finance the general working capital requirements of the Borrowers; and (c) to finance up to Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00) in Capital Expenditures during each fiscal year to be made by the Borrowers.

         2.7 Loan  Advances.  After  the  date  hereof,  Loans  shall be made by
             --------------
advances by the Lender to one or more of the accounts maintained by the Borrowers pursuant to subsection 3.2.6 hereof (hereinafter referred to as the "Main Operating Account"). Subject to the terms and conditions hereof, the
 ------------------------
Lender may make Loans to each Borrower (i) to cover checks drawn by any Borrower on the Main Operating Account and (ii) to cover other authorized charges whether given to the Lender orally, telephonically or in writing and (iii) to cover other charges due and payable hereunder. As an accommodation to each Borrower, and to avoid the necessity that the Lender communicate with each Borrower each time checks are presented for payment against the Main Operating Account, each Borrower requests the Bank to make a Loan charged to the Loan Account sufficient to cover checks and other authorized charges on each occasion that the same are presented. All actions of the Lender in connection with the ordinary administration of the foregoing are hereby ratified and confirmed and shall be conclusive and binding upon each Borrower. Each request by any Borrower to Lender for an advance under the Revolving Line of Credit shall constitute a representation by the Borrowers that as of the date of such request (a) each of the representations and warranties set forth herein are true, (b) each Borrower is in compliance with all of the covenants, terms and conditions hereof, and (c) no event or circumstances exist which constitute or with the lapse of time or notice, or both, would constitute or result in the occurrence of an Event of Default (as hereinafter defined).

         2.8 Other  Advances  and  Payments.  Whether or not the  entire  amount
             ------------------------------
available under the Revolving Line of Credit shall have been advanced to or for the benefit of any Borrower, and whether or not the Loans shall be payable (by maturity or by acceleration) or an Event of Default shall have occurred under this Agreement, the Lender shall be entitled (but shall not be obligated and may not be required) to make, at its sole discretion, additional advances from time to time:

                  2.8.1 in payment or reimbursement,  as the case may be, of any
         and  all  payments  made  or  amounts  owing   pursuant  to  applicable
         provisions of the Financing Instruments;

                  2.8.2 to pay the Lender's usual and customary charges for (a) services rendered by it to any Borrower at such Borrower's request which charges relate to the Obligations; and (b) charges otherwise required to be paid by any Borrower pursuant to this Agreement; and

                  2.8.3 otherwise to or for the benefit of any Borrower, as requested or consented to by any Borrower, as the Lender may in its discretion deem proper or expedient;

and each such additional advance shall be a part of the Obligations and shall at all times be subject to the terms and conditions of this Agreement and secured as provided in the Financing Instruments.

         2.9 Loan Statements. All advances to or for the benefit of any Borrower
             ---------------
pursuant to this Agreement shall be charged to the loan account or accounts opened in such Borrower's name on the Lender's books. The Lender periodically shall render to BBI statements of such loan account or accounts, setting forth the daily loan balance and total accrued interest during the subject period, which, when so rendered, shall be considered prima facie evidence of the correctness thereof except to the extent that the Lender receives written notice of any exceptions proposed by BBI within a reasonable time, but in no event later than one hundred twenty (120) days from the date of such statement. If for any reason, any Borrower has not paid interest charges and/or any fees for services, expenses incurred or other charges owed to the Lender by such Borrower, the Lender, at its option and discretion, may at any time or times debit such charges, expenses, and fees to such Borrower's loan account and such amounts shall be added to the principal amount thereof, or the Lender may debit such interest, charges and fees, and any other unpaid Obligations then due, to any deposit or other account of such Borrower at the Lender. Such debits shall not constitute a waiver of any Event of Default. Any item received in payment towards any Borrower's outstanding Indebtedness which requires clearance or payment shall not be considered to have been credited until final clearance and final payment.

         2.10  Review of Line of  Credit.  The  Lender  agrees (a) to review the
               -------------------------
Revolving Line of Credit annually on or before June 30 of each year commencing in 2000, to determine whether the Maturity Date will be extended for an additional twelve-month period beyond the Maturity Date then in effect; and (b) to notify BBI of such determination in accordance with the notice provisions of the Agreement. Notwithstanding the foregoing, any determination by the Lender to extend the Maturity Date shall not be binding and enforceable against the Lender until the execution of an Extension Agreement or other appropriate documentation, executed by the parties hereto.

                                   SECTION 2A

                                LETTERS OF CREDIT
                                -----------------

         2A.1 Letters of Credit.
              -----------------

                  (a) Subject to the terms and conditions hereof, the Lender agrees to issue Letters of Credit for the account of any Borrower on any Business Day during the Revolving Credit Period in such form as may be approved from time to time by the Lender; and provided further,
                                                              ------------------
         however,  that the Total Revolving  Credit  Outstandings  (after giving
         -------
         effect to all requested Loans and Letters of Credit) shall not at any time exceed the Revolving Credit Maximum Amount.

                  (b) Each Letter of Credit shall:

                           (i) be denominated in Dollars and shall be either (1)
                  a standby letter of credit issued to support obligations of any Borrower, contingent or otherwise, in connection with the working capital and business needs of such Borrower in the ordinary course of business (a "Standby Letter of Credit") or
                                                   ------------------------
                  (2) a commercial letter of credit issued in respect of the purchase of goods or services by any Borrower in the ordinary course of business (a "Commercial Letter of Credit"); and
                                         ---------------------------

                           (ii) expire no later than the earlier of (A) five (5)
                  Business Days prior to the Maturity Date or (B) one year after the date of issuance thereof.

                  (c) Each Letter of Credit shall be subject to the Uniform Customs and, to the extent not inconsistent therewith, the laws of The Commonwealth of Massachusetts.

                  (d) The Lender shall not at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause the Lender to exceed any limits imposed by, any applicable law.

         2A.2 Procedure for Issuance of Letters of Credit. Any Borrower may from
              -------------------------------------------
time to time request that the Lender issue a Letter of Credit by delivering to the Lender at its address for notices specified herein an Application therefor, completed to the satisfaction of the Lender, and such other certificates, documents and other papers and information as the Lender may request. Upon receipt of any Application, the Lender will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby (but in no event shall the Lender be required to issue any Letter of Credit earlier than five (5) Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed by the Lender and such Borrower. The Lender shall furnish a copy of such Letter of Credit to the Borrower promptly following the issuance thereof.

         2A.3 Fees and Charges.  The Borrowers shall pay or reimburse the Lender
              ----------------
for such normal and customary fees, commissions, costs and expenses as are incurred or charged by the Lender in issuing, effecting payment under, amending or otherwise administering any Letter of Credit.

         2A.4 Reimbursement Obligations.
              -------------------------

                  (a) The Lender shall notify BBI promptly of each drawing under a Letter of Credit. The Borrowers agree to reimburse the Lender on each date on which the Lender notifies BBI of the date and amount of a draft presented under any Letter of Credit and paid by the Lender for the amount of (i) such draft so paid and (ii) any taxes, fees, charges or other costs or expenses incurred by the Lender in connection with such payment. Each such payment shall be made to the Lender at its address for notices specified herein in lawful money of the United States of America and in immediately available funds.

                  (b) Interest shall be payable on any and all amounts remaining unpaid by the Borrowers under this subsection 2A.4 (i) from the date the draft presented under the affected Letter of Credit is paid to the date on which the Borrowers are required to pay such amounts pursuant to paragraph (a) of this subsection at the rate which would then be payable on any Loans that are Base Rate Loans and (ii) thereafter, until payment in full at the rate which would be payable on any outstanding Loans that are Base Rate Loans which were then overdue.

                  (c) Each drawing under any Letter of Credit shall constitute a request by the Borrowers to the Lender for an advance under the Revolving Line of Credit of a Base Rate Loan in the amount of such drawing.


         2A.5 Obligations Absolute.
              --------------------

                  (a) The obligations of the Borrowers under this Section 2A shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which any Borrower may have or have had against the Lender, or any beneficiary of a Letter of Credit.

                  (b) The Borrowers also agree that the Lender shall not be responsible for, and the Reimbursement Obligations of the Borrowers under subsection 2A.4(a) shall not be affected by, among other things,
         (i) the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or (ii) any dispute between or among any Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or (iii) any claims whatsoever of any Borrower against any beneficiary of such Letter of Credit or any such transferee.

                  (c) The Lender shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors, omissions, interruptions or delays caused by the Lender's gross negligence or willful misconduct.

                  (d) Each Borrower agrees that any action taken or omitted by the Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the Uniform Customs, and to the extent not inconsistent therewith, the Uniform Commercial Code of The Commonwealth of Massachusetts, shall be binding on each such Borrower and shall not result in any liability of the Lender to any Borrower.

                                    SECTION 3

                    REPRESENTATIONS, COVENANTS AND WARRANTIES
                    -----------------------------------------

         In addition to such other representations, covenants and warranties as are contained herein, or elsewhere in the Financing Instruments or as have otherwise been made to the Lender, each Borrower hereby jointly and severally represents, covenants and warrants that:

         3.1 General Representations, Covenants and Warranties.
             -------------------------------------------------

                  3.1.1  Business.  The Borrowers  are currently  engaged in the
                         --------
         businesses set forth set forth in the Master Disclosure Schedule attached hereto and incorporated herein by reference (the "Master
                                                                          ------
         Disclosure  Schedule").  Each  Borrowers  shall  continue  to engage in
         --------------------
         business of the same general type as now conducted by each such Borrower as set forth in the Master Disclosure Schedule.
                                      --------------------------

                  3.1.2 Due  Organization  and  Existence;  Authorization.  Each
                        -------------------------------------------------
         Borrower (a) is duly organized, validly existing and in good standing under the laws of the State in which such Borrower was organized, (b) has adequate power and authority to own its properties and assets and to carry on its business activities as and where now conducted, (c) is qualified to do business as a foreign corporation and is in good standing in each jurisdiction wherein such qualification is necessary, and where the failure to so qualify would have a material adverse effect on the business or property of such Borrower, and (d) has the power and authority to execute and deliver such of the Financing Instruments as have been executed by it, and to perform the Financing Instruments in accordance with the terms thereof.

                  3.1.3 Articles of Organization;  Stock;  Accurate Records. The
                        ---------------------------------------------------
         Articles (or Certificate) of Organization (or Incorporation) and all amendments thereto of each Borrower have been duly filed and are in proper order. All capital stock issued by each Borrower and currently outstanding is properly issued, and all books and records of each Borrower, (including but not limited to, the minute book, by-laws and books of account of each Borrower) are accurate and up-to-date and will be so maintained.

                  3.1.4 Binding Documents;  Violation of Other Agreements.  Each
                        -------------------------------------------------
         Borrower has taken all steps required by applicable law to make this Agreement, and each of such Financing Instruments, its legal, valid and binding obligation enforceable, jointly and severally, in accordance with its terms, and neither the execution, delivery nor performance of this Agreement or any of the Financing Instruments is in violation of any law, the Articles (or Certificate) of Organization (or Incorporation), Bylaws or other organizational documents of it, or of any other agreement or instrument to which it is a party or by which it or any of its assets is or may be bound, and does not constitute a default under any of the foregoing, or result in the creation or imposition of a Lien upon any of its properties or assets other than that in favor of the Lender.

                  3.1.5  Title To  Assets;  Security  Interests  and  Mortgages;
                         -------------------------------------------------------
         Leases; Royalties. Each Borrower has title (and good, clear, record and
         -----------------
         marketable title in the case of real property) to all assets reflected in the financial statements hereinafter referred to and delivered to the Lender, and to all assets acquired since the date of said financial statements (other than those assets subsequently disposed of in the ordinary course of business), free of any Lien except in favor of the Lender and except for the Permitted Liens.

                  3.1.6 Investments.  No Borrower has any Investment,  in equity
                        -----------
         or debt, other than short-term, investment grade securities, including money market funds.

                  3.1.7 Litigation;  Outstanding  Orders.  There are no actions,
                        --------------------------------
         suits, proceedings or investigations pending or, to the knowledge of any Borrower or any of its agents, servants or employees, threatened against any Borrower or any of its properties in any court, before any other tribunal or any federal, state, municipal or other governmental authority. Each Borrower is not in default with respect to any order of any court, or other tribunal or governmental authority. The execution, delivery and performance of this Agreement and each of the Financing Instruments by each Borrower will not constitute a default of any order of any court, or any other tribunal or governmental authority.

                  3.1.8 Financial Statements Delivered. BBI has furnished to the
                        ------------------------------
         Lender the consolidated financial statements of the Borrowers (including consolidated balance sheet and statement of profit and loss) for their fiscal year ended December 31, 1998, as audited by PricewaterhouseCoopers LLP. Said financial statements fairly present the financial position of the Borrowers as at the date thereof and said statement of profit and loss fairly presents the results of the operations of the Borrowers for the fiscal years indicated, all in conformity with GAAP consistently applied.

                  3.1.9 Other Liabilities;  Tax Returns; No Adverse Changes. (a)
                        ---------------------------------------------------
         No Borrower has any knowledge of any contingent obligations or liabilities of any Borrower for taxes or long-term commitments which are not shown in the balance sheets included in said statements or noted therein; (b) each Borrower has filed all required tax returns or extensions therefor and has paid all applicable federal, state and local taxes shown to be due (other than taxes which may hereafter be paid without penalty) and no Borrower has any knowledge of any deficiency or additional assessment in connection therewith for which no provision has been made on its books; and (c) there has been no material adverse change in the business, properties or condition (financial or otherwise) of any Borrower since the date of the most recent financial statement referred to above.

                  3.1.10 No Agency Between the Borrowers and the Lender. Nothing
                         ----------------------------------------------
         herein contained shall be construed to constitute any Borrower as the Lender's agent for any purpose whatsoever.

                  3.1.11  Regulation  U. No  Borrower  own,  or has any  present
                          -------------
         intention of acquiring, any "margin security" as defined in Regulation U (12 C.F.R. Part 221) of the Board of Governors of the Federal Reserve System (herein called a "Margin Security"). None of the proceeds of the
                                  ---------------
         Loans will be used, directly or indirectly, for the purpose of purchasing or carrying any Margin Security or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry a Margin Security or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of said Regulation U.

                  3.1.12   ERISA.   No  Borrower   has   incurred  any  material
                           -----
         accumulated funding deficiency within the meaning of the Employee Retirement Income Security Act of 1974, as amended, or incurred any material liability to the Pension Benefit Guaranty Corporation established under such Act (or any successor thereto under such Act), nor does any Borrower foresee that it will incur any such material accumulated funding deficiency or material liability in the future, in connection with any employee benefit plan established or maintained by such Borrower. The making of the Loans will not involve any prohibited transaction within the meaning of the Employee Retirement Income Security Act of 1974 or Section 4975 of the Internal Revenue Code, as amended. There are no facts known to any Borrower which create, or in the future may

         (so far as the Borrower can now foresee) create, any withdrawal or other liability of any Borrower under the Multi-employer Pension Plan Amendment Act of 1980.

                  3.1.13 Necessary Permits and Licenses. Each Borrower possesses
                         ------------------------------
         all franchises, rights, certificates, variances, licenses, permits and other authorizations, consents and approvals from all administrative, regulatory or governmental bodies and all patents, trademarks, service marks, trade names, copyrights, licenses and other rights, in each case, free from burdensome restrictions, that are necessary in any material respect for the ownership, maintenance and operation of its business, properties and assets, and no Borrower is in violation of any thereof in any material respect.

                  3.1.14 Governmental Approvals Not Required. Neither the nature
                         -----------------------------------
         of any Borrower nor its business or property, nor any relationship between or among any Borrower and any other Person is such as to require any consent, authorization, waiver, approval or other action by or any notice to or filing with any court or administrative, regulatory or governmental body, including, without limitation, government agencies, offices and instrumentalities with which any Borrower has contracts, in connection with the execution and delivery by any Borrower of this Agreement or the other Financing Instruments or the fulfillment of or compliance by any Borrower with, or the enforcement by the Lender of, the terms and provisions hereof or thereof.

                  3.1.15  Adequate  Financing.  No  Borrower  has any  reason to
                          -------------------
         believe that the proceeds of the Loans, together with such other sources of funds as are now directly and immediately available to any Borrower, will not be adequate to finance its business operations for the term of the Loans.

                  3.1.16 No Event of Default. As of the date hereof,  there does
                         -------------------
         not exist any Event of Default or any event which, but for the giving of notice or the lapse of time or both, would constitute an Event of Default under this Agreement, any of the Financing Instruments or under the provisions of any instrument evidencing any Indebtedness of any Borrower to any other Person.

                  3.1.17  Compliance with Leases.  Each Borrower enjoys peaceful
                          ----------------------
         and undisturbed possession as lessee under all leases necessary in any material respect for the operation of its business or of its properties and assets, none of which contains any provisions which might materially affect or impair the operation of its business or such properties and assets. All such leases are valid and subsisting and are in full force and effect.

                  3.1.18  Subsidiaries.   So  long  as  any  Obligations  remain
                          ------------
         outstanding, BBI shall continue to own one hundred percent (100%) of the issued and outstanding capital stock of its Subsidiaries.

                  3.1.19 Compliance with Certain Environmental Laws. Neither any
                         ------------------------------------------
         Borrower, nor any Person for whose conduct any Borrower is responsible, owns, occupies or operates, or has ever owned, occupied or operated a site or vessel on which has been stored any hazardous material or oil, without compliance with all statutes, regulations, ordinances, directives, and orders of every federal, state, municipal and other governmental authority which has or claims jurisdiction relative thereto (the terms "site", "vessel", and "hazardous material", respectively, as used herein include the definitions of those terms in Massachusetts General Laws, Ch. 2lE); neither any Borrower, nor any Person for whose conduct any Borrower is responsible, has ever disposed of, transported, or arranged for the transport of any hazardous material or oil without compliance with all such statutes, regulations, ordinances, directives, and orders; and neither any Borrower, nor any Person for whose conduct any Borrower is responsible, has ever been legally responsible for any release or threat of release of any hazardous material or oil; received notification of any potential or known release or threat of release of any hazardous material or oil from any site or vessel owned, occupied or operated by any Borrower, or any Person for whose conduct any Borrower is responsible, or of the incurrence of any expense or loss in connection with the assessment, containment, or removal of any release or threat of release of any hazardous material or oil from any such site or vessel.

                  3.1.20 Recent  Changes of Name or  Structure.  No Borrower has
                         -------------------------------------
         within the preceding four (4) months changed its name, identity or structure.

                  3.1.21 Payment of Wages. Each Borrower represents and warrants
                         ----------------
         that all currently owed wages to employees have been paid, and agrees and covenants that all wages to employees will be paid as and when due.

                  3.1.22 Year 2000 Problem.1.22 Year 2000 Problem.1.22 Year 2000
                         -----------------      -----------------      ---------
         Problem. Each Borrower has reviewed the areas within its businesses and
         -------
         operations which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the "Year 2000 Problem" (i.e. the risk that computer applications used by any Borrower may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999). Based upon such review, each Borrower reasonably believes that the "Year 2000 Problem" will not have any material adverse effect or change on the business, operations, property or condition (financial or otherwise) of the Borrowers taken as a whole or (b) the validity or enforceability of this Agreement or any of the other Financing Instruments or the rights or remedies of the Lender hereunder or thereunder.

         3.2 Certain Affirmative Covenants.
             -----------------------------

                  3.2.1  Payment of  Obligations.  Each  Borrower  will duly and
                         -----------------------
         punctually pay or cause to be paid, and perform or observe, or cause to be performed or observed, as the case may be, all of the Obligations and will pay and perform or observe, or cause to be paid, performed or observed all other duties or liabilities of any kind of such Borrower to the Lender, under or as provided in the Financing Instruments, or otherwise by agreement or applicable law.

                  3.2.2 Books and  Records.  Each  Borrower  will  maintain  its
                        ------------------
         financial books and records in an accurate, up-to-date, complete and standardized fashion in accordance with GAAP consistently applied, and in accordance with any state or federal regulatory requirements applicable to such Borrower's business or activities.

                  3.2.3 Inspection.  The Borrowers will, at all reasonable times
                        ----------
         during regular business hours, and upon reasonable advance notice, permit the Lender and its agents to (a) visit and inspect the properties and assets of the Borrowers, (b) examine and make copies of and take abstracts from the books and records of the Borrowers and (c) arrange for verification of the Accounts of the Borrowers under reasonable procedures. Without limiting the foregoing, the Lender may conduct as many commercial credit examinations of the Borrowers as it reasonably deems necessary, whether or not any Event of Default exists, and the Borrowers will reimburse the Lender for all reasonable fees, costs and expenses incurred or otherwise charged by the

         Lender with respect to each such credit examination;  provided, however
                                                               -----------------
         that, so long as no Event of Default shall have occurred and is continuing, for each such credit examination, the obligation of the Borrowers to pay standard daily rate fees shall not exceed the amount of such standard daily rate fees which the Lender reasonably and customarily charges for such a credit examination conducted over a period of eight days for the balance of calendar 1999 after the date hereof, and 24 days per calendar year for the year 2000 and thereafter (and the foregoing limitations apply only to standard daily rate fees, and is not intended to limit costs and expenses, including travel expenses, regardless of the number of examination days charged to Borrowers).

                  3.2.4 Commercial Purposes.  All advances under the Loans shall
                        -------------------
         be used exclusively for the business purposes and operations of the Borrowers and shall not in any respect be used for personal, family or household purposes.

                  3.2.5  Notice  of  Adverse   Matters.   Each  Borrower   will,
                         -----------------------------
         immediately upon learning thereof, report to the Lender all matters materially adversely affecting any Borrower's business or financial condition or assets or property, including, without limitation, any damage or destruction of any material amount of any Borrower's assets by fire or other casualty, whether or not insured against.

                  3.2.6 Principal Lending  Business.  Each Borrower will use the
                        ---------------------------
         Lender as its sole lender of account and depository for its main operating accounts (except for investment accounts); provided however that all of the Borrowers (other than BBI) may maintain checking accounts at banks other than the Lender for purposes of handling their accounts payable and payroll.

                  3.2.7  Maintenance  of Corporate  Existence;  Compliance  with
                         -------------------------------------------------------
         Laws.  Each Borrower will maintain and keep in full force its corporate
         ----
         existence and good standing and comply with all laws, regulations and orders of the United States and of any state or states, and other political subdivision thereof, and of any other governmental authority which may have jurisdiction over such Borrower or its properties or businesses.

                  3.2.8  Payment of Taxes and Filing of Returns.  Each  Borrower
                         --------------------------------------
         will pay when due all taxes, including without limitation all real and personal property taxes, assessments and charges and all franchise, income, unemployment, old age benefit, withholding, sales and other taxes assessed against it or any of its properties, and otherwise payable by it, at such times and in such manner as is necessary to prevent any penalty from accruing or any Lien or charge from attaching to its properties. Each Borrower shall prepare and file when due all federal, state and local tax, informational and other governmental returns, reports, extensions, and filings, as may be applicable to such Borrower. The provisions of this subsection, however, shall not preclude any Borrower from contesting in good faith and by expeditious process any such tax, and the Borrowers shall not be in default under this subsection by reason of the existence of a Lien for taxes not then due, all provided that: (a) an adequate reserve therefor is maintained on the books of the Borrowers; (b) the Lender has been notified in writing by BBI of such contest; (c) the enforcement of any and all Liens for non-payment of such taxes is effectively stayed; (d) the Lender is reasonably satisfied that the Borrowers have reasonable basis for such contest or dispute; and (e) the Borrowers shall immediately pay the full amount of such charges and claims in the event any Borrower's contest or dispute is unsuccessful.

                  3.2.9  Maintenance of Property and Assets.  Each Borrower will
                         ----------------------------------
         safeguard, protect and preserve its property and assets for the benefit of the Lender, will keep its property and assets free from any adverse lien, security interest or encumbrance, will keep all tangible property in good working order and repair, will preserve all beneficial contract rights, will take commercially reasonable steps to collect all of its Accounts, and will not waste or destroy any of its property or assets or any part thereof; and each Borrower will otherwise preserve, maintain and protect its rights and keep its property and assets in good repair, working order and condition, and capable of identification, and make (or cause to be made) all needful and proper repairs or renewals, replacements, additions and improvements thereto, and shall use its assets only in the ordinary course of business.

                  3.2.10  Collection  Costs;  Legal Fees. The Borrowers agree to
                          ------------------------------
         pay, and to reimburse the Lender, on demand, for all fees, costs and expenses (including, without limitation, attorneys' reasonable fees and expenses) incurred or paid by the Lender in connection with the preparation, negotiation, interpretation or amendment of this Agreement, and of any or all of the Financing Instruments, and of any other instrument, agreement or document executed and delivered pursuant thereto or in connection therewith, and for any and all such fees, costs and expenses incurred in connection with collection of the Obligations or the enforcement of the Lender's rights and remedies under this Agreement or any of the Financing Instruments or otherwise against any Borrower, or in the defense of any action against the Lender with respect to the Lender's rights or remedies in respect of any Obligation; and all of the foregoing fees, costs, and expenses shall be part of the Obligations secured by this Agreement, and the other Financing Instruments.

                  3.2.11 Insurance. Each Borrower will maintain insurance at all
                         ---------
         times with financially sound and reputable companies as are reasonably satisfactory to the Lender, in such amounts and against such risks as are customarily insured against by businesses operating in a similar line of business in a similar area, and consistent with sound business practice, in no event less than the greater of (a) the amount required to avoid coinsurance or (b) the total aggregate outstanding principal Indebtedness owing by the Borrowers to the Lender, including without limitation casualty insurance covering any Borrower's property and assets against the hazards of fire, flood, sprinkler leakage, burglary, theft, pilferage, loss in transit, those hazards covered by extended coverage, and such other hazards as the Lender may require, all such insurance to be in such form, for such periods and with such companies as shall be reasonably acceptable to the Lender. All premiums thereon shall be paid by the Borrowers and if any Borrower fails to do so, the Lender may at its option (but without obligation) procure such insurance and charge the cost to the Main Operating Account; provided,
                                                                       ---------
         however,  that any such  payment  by the  Lender  shall not  constitute
         -------
         satisfaction of any Borrower's obligations with respect to payment hereunder, or a waiver by the Lender of any Event of Default with respect to such non-payment. In order to evidence compliance with the insurance coverages required under this subsection 3.2.11, BBI shall deliver to the Lender one or more certificates of insurance for all such casualty insurance policies and endorsements thereto. Annually thereafter, BBI shall deliver certificates of such insurance coverages to the Lender, along with satisfactory evidence of general liability, products liability, workmen compensation and other insurance coverage, in form and substance satisfactory to the Lender.

                  3.2.12 Further Agreements; Compliance With Other Agreements; Payment of Other Obligations; Tax Returns; Notice of Litigation and of Events of Default.

                  Each Borrower will:

                           3.2.12.1 from time to time execute and deliver or cause to be executed and delivered, and furnish to the Lender such other agreements, documents, instruments or statements, and do or cause to be done such other acts as the Lender may reasonably request, to effect, confirm and secure to the Lender all rights and advantages intended by this Agreement and the Financing Instruments;

                           3.2.12.2 comply with all leases, and with all other agreements to which any Borrower is a party if a default under any such agreement could materially adversely affect any of such Borrower's property and assets;

                           3.2.12.3 generally pay all other debts and liabilities as they become due (except for liabilities, other than the Obligations, being contested in good faith for which adequate provision has been made on the books of any Borrower, provided that all enforcement proceedings are effectively stayed pending such contest) and not permit the acceleration of any Indebtedness owed by any Borrower to any Person; and

                           3.2.12.4 cause BBI to give written notice to the Lender within ten (10) days of the occurrence thereof of any litigation filed by or against any such Borrower which claims in connection therewith exceed, either individually or when aggregated with other existing litigation filed by or against the Borrowers, the sum of Twenty-Five Thousand Dollars ($25,000), and the occurrence or existence of any Event of Default hereunder, or the existence of any situation or state of facts which, either with notice or lapse of time, or both would constitute an Event of Default hereunder, and the action such Borrower has taken or proposes to take with respect thereto, all provided that the receipt of such notice shall not limit or impair, in any way the Lender's rights hereunder.

                  3.2.13 Certain Environmental Matters. Each Borrower shall:
                         -----------------------------

                           3.2.13.1 not store (except in compliance with all laws, ordinances, and regulations pertaining thereto), or dispose of any hazardous material or oil on any site or vessel owned, occupied, or operated by any such Borrower or by any Person for whose conduct the Borrower is responsible;

                           3.2.13.2 neither directly nor indirectly transport or
                  arrange for the transport of any hazardous material or oil except in compliance with all laws, ordinances and regulations pertaining thereto;

                           3.2.13.3 shall cause BBI to provide promptly to the Lender with written notice: (a) upon such Borrower's obtaining knowledge of any potential or known release, or threat of release, in violation of any federal, state or local law, ordinance or regulation pertaining thereto, of any hazardous material or oil at or from any site or vessel owned, occupied or operated by such Borrower, or by any Person for whose conduct such Borrower is responsible or whose liability may result in any lien on any Collateral; (b) upon such Borrower's receipt of any notice to such effect from any federal, state or other governmental authority; or (c) upon such Borrower's obtaining knowledge of any incurrence of any expense or loss by such governmental authority in connection with the assessment, containment or removal of any hazardous material or oil for which expense or loss such Borrower may be liable or for which expense a Lien may be imposed on any Collateral.

                  3.2.14  Changes  in  Master  Disclosure  Schedule.  BBI  shall
                          -----------------------------------------
         promptly notify the Lender in writing of any changes in or additions to the information set forth in the Master Disclosure Schedule.
                                          --------------------------

                  3.2.15  Pledge  of  After  Acquired  PropertyPledge  of  After
                          ------------------------------------------------------
         Acquired  PropertyPledge  of After  Acquired  Property.  If at any time
         ------------------------------------------------------
         following the date hereof, any Borrower shall acquire property of any nature whatsoever having a value in excess of One Hundred Thousand and 00/100 Dollars ($100,000.00) which is intended by the terms of the applicable Security Document to be, but is not, subject to the Liens created by the Security Documents, such Borrower shall, as soon as possible and in no event later than thirty (30) days after the relevant acquisition date and, to the extent permitted by applicable law, grant to the Lender a first priority (subject to Permitted Liens) Lien on such property as collateral security for the Obligations pursuant to documentation reasonably satisfactory in form and substance to the Lender. The Borrower, at its own expense, shall execute, acknowledge and deliver, or cause the execution, acknowledgement and delivery of, and thereafter register, file or record in an appropriate governmental office, any document or instrument (including legal opinions, title insurance, consents and corporate documents) and take all such actions reasonably deemed by the Lender to be necessary or desirable to ensure the creation, priority and perfection of such Lien.

                  3.2.16 New  Subsidiaries.  The Borrowers shall cause, at their
                         -----------------
         sole cost and expense, each new Subsidiary of any Borrower created or acquired on or after the date hereof, promptly upon such creation or acquisition, to execute and deliver to the Lender the following agreements and documents, which agreements and documents shall be in form and substance reasonably satisfactory to the Lender:

                           (a) a certain joinder and assumption agreement by and
                  between each such new Subsidiary, the Lender, BBI and the other Borrowers, pursuant to which, among other things, each such new Subsidiary shall (i) join in this Agreement, the Note, the Security Agreement and all of the other Financing Instruments and assume all of the Obligations hereunder and thereunder, all as fully and completely as though each such new Subsidiary was an original Borrower hereunder; (ii) make to the Lender all of the representations, warranties and covenants described in this Agreement, the Note, the Security Agreement and all of the other Financing Instruments which have made hereunder and thereunder by the Borrowers; and (iii) agree to be bound by and to observe all of the terms and conditions of this Agreement, the Note, the Security Agreement and all of the other Financing Instruments, jointly and severally with all of the Borrowers;

                           (b) any and all UCC  financing  statements  which the
                  Lender deems necessary and appropriate in order to perfect its first priority perfected security interests in all of the assets of such Subsidiary; and

                           (c) such other agreements, documents, financing statements, instruments, opinions and certificates and completion of such other matters, as the Lender may reasonably deem necessary or appropriate.

         Promptly upon the creation or acquisition of any Subsidiary created or acquired after the date hereof, the Borrowers shall cause, at their sole cost and expense, all of the issued and outstanding shares of capital stock, membership interests and other equity interests of each such Subsidiary to be pledged to the Lender so that the Lender has a first priority perfected security interest in all such shares, membership interests and other equity interests.

         3.3 General Negative Covenants.
             --------------------------

                  3.3.1  Other  Debt.  No  Borrower  will issue any  evidence of
                         -----------
         Indebtedness   or  create,   or  incur,   assume,   guarantee,   become
         contingently liable for or suffer to exist, any Indebtedness except:

                           (a) Indebtedness to the Lender arising under any of the Financing Instruments;

                           (b) Purchase Money  Indebtedness of the Borrowers and
                  Indebtedness of the Borrowers incurred with respect to any Capitalized Lease of any non-real estate property and/or any Operating Lease of any non-real estate property which collectively are not in excess of the aggregate sum of One Million and 00/100 Dollars ($1,000,000.00);

                           (c) Indebtedness with respect to taxes,  assessments,
                  governmental charges or levies which are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of such Borrower in conformity with GAAP; and

                           (d) current liabilities which are incurred in the ordinary course of business and which are not incurred through
                  (i) the borrowing of money or (ii) the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services.

         No Borrower shall enter into or participate in any agreement, arrangement or transaction with any Person without the prior written consent of the Lender, if the effect of such agreement, arrangement or transaction has, or could reasonably be expected in the future to have, the effect of (i) rendering such Borrower either primarily or contingently liable for any Indebtedness or other obligation of any Person (ii) transferring any asset of such Borrower to or for the benefit of any Person (except as may be otherwise expressly permitted by this Agreement); or (iii) subjecting any of such Borrower's property or assets to any lien in favor of any third party (other than Permitted Liens), including but not limited to any creditor or obligee of any Person.

                  3.3.2 Payment of Dividends. No Borrower will pay any dividends
                        --------------------
         either in cash or kind on any class of its stock nor make any distribution on account of their stock, nor redeem, purchase or otherwise acquire directly or indirectly any of their stock, without prior written notice to and written consent of the Lender except in compliance with this subparagraph 3.3.2.

                  3.3.3 Loans By the Borrower. No Borrower will make any loan or
                        ---------------------
         advances to any Person, including, without limitation, its officers and employees.

                  3.3.4  Investments.  Without the prior written  consent of the
                         -----------
         Lender, no Borrower will make any Investments other than short term, investment grade securities, including money market funds, and other than Permitted Acquisition Ventures.

                  3.3.5  Mergers.  No Borrower will merge or  consolidate  or be
                         -------
         merged or consolidated with or into any other Person, or be a party to any reorganization, change in legal structure or any sale, lease, transfer or other disposition of all or substantially all of its assets.

                  3.3.6  Sales of  Assets.  No  Borrower  will sell,  lease,  or
                         ----------------
         dispose of any of its property or assets except for sales of Inventory in the ordinary and usual course of its business, and for Equipment no longer needed in the operation of its business, so long as such Borrower receives therefor a sum substantially equal to such Equipment's fair value.

                  3.3.7 Negative  Pledge.  Without the prior written  consent of
                        ----------------
         the Lender, no Borrower will:

                           3.3.7.1 grant, create, incur, assume or suffer to exist, or permit any Person, whether by means of a power of attorney or otherwise, to grant, create, incur, assume or suffer to exist, any Lien, upon or with respect to, any Real Property of any such Borrower except for Permitted Liens; or

                           3.3.7.2 sign or file,  or permit any Person,  whether
                  by means of a power of attorney or otherwise, to sign or file, under the Uniform Commercial Code of any jurisdiction, any financing statement which names any such Borrower as a debtor, or sign, or permit any Person, whether by means of a power of attorney or otherwise, to sign any security agreement authorizing any secured party thereunder to file such financing statement, except in connection with Permitted Liens; or

                           3.3.7.3 agree with any other Person that any such Borrower will not undertake activities prohibited pursuant to sub-subsections 3.3.7.1 and 3.3.7.2 hereof.

                  To the extent that any Borrower violates the provisions of this subsection 3.3.7 by granting or assigning in favor of any Person, a Lien, upon or with respect to, any Real Property of such Borrower, such Lien is hereby deemed to be a Lien in favor of, and for the sole benefit of, the Lender, until all of the Obligations have been paid in full, and in the event that any Person receives any sums from, or as a result of, the sale, liquidation or distribution of all or any portion of any Real Property of the Borrower on account of such Lien, such sums are hereby deemed to be held in trust by such Person for the sole benefit of the Lender, and shall be promptly delivered to the Lender upon receipt, and shall not be commingled with any other funds of such Person.

                  3.3.8 No Liens;  Permitted  Liens.  No Borrower  will grant or
                        ---------------------------
         assume or suffer to exist any Lien with respect to any of its assets or property, tangible or intangible, whether now owned or hereafter acquired, except for Liens granted to the Lender pursuant to this Agreement, and except for the following (collectively, the "Permitted
                                                                       ---------
         Liens"):  (a) liens in respect of taxes,  fees,  assessments  and other
         -----
         governmental charges not yet due and payable, or with respect to which the validity thereof is currently being contested in good faith by appropriate proceedings in accordance with the provisions of this Agreement; (b) landlord's liens in respect of rent not in default or Liens in respect of pledges or deposits under worker's compensation, unemployment insurance, social security laws or similar legislation or in connection with appeal and similar bonds incidental to litigation, mechanics', laborers', and materialmen's and similar liens, if the obligations secured by such liens are not then delinquent, and liens securing statutory obligations incidental to the conduct of the business of any Borrower which do not in the aggregate materially detract from the value of the property of such Borrower or materially impair the use thereof in the operation of their respective businesses; (c) judgment liens which shall not have been in existence for a period longer than thirty (30) days after the creation thereof (provided no foreclosure or execution action shall have been commenced) or if a stay of execution shall have been obtained for a period longer than thirty days after the expiration of such stay (provided no foreclosure or execution action shall have yet been commenced) or judgment liens for which any Borrower has obtained a bond in favor of the judgment holder in the full amount of the lien and which bond is otherwise satisfactory to Lender; and (d) Liens otherwise permitted pursuant to subsection 3.3.1 hereof.

                  3.3.9 Continuance of Business.  No Borrower will engage in any
                        -----------------------
         business other than the businesses in which it is currently engaged or a business reasonably allied thereto, and each Borrower will continue to conduct and operate its business actively and in good faith.

                                    SECTION 4

                        FINANCIAL AND REPORTING COVENANTS
                        ---------------------------------

         4.1 Reporting Covenants.  BBI shall cause to be furnished to the Lender
             -------------------
all of the following reports, statements, certificates and information (said reports, statements, certificates and information are hereinafter referred to collectively as the "Reporting Requirements"):
                     ----------------------

                  4.1.1 Quarterly Financial Statements. As soon as available and
                        ------------------------------
         are filed with the SEC but in any event within forty-five (45) days after the close of each calendar quarter of its fiscal year, consolidated and consolidating (except the last in each fiscal year) financial statements of the Borrowers, including balance sheets, and statements of profit and loss and statements of cash flows reflecting the financial condition of the Borrowers at the end of such period and the results of its operations for such period and for the period from the beginning of the current fiscal year to the end of such period, in comparative form with figures for the corresponding periods of the previous fiscal year. Such quarterly statements may be furnished to the Lender in the form of BBI's quarterly filings with the SEC under the `34 Act, on Form 10-Q.

                  4.1.2 Annual  Financial  Statements.  As soon as available and
                        -----------------------------
         are filed with the SEC but in any event within ninety (90) days after the close of each fiscal year, consolidated and consolidating financial statements of the Borrowers, including balance sheets, statements of profit and loss, statements of cash flows, and statements of changes in shareholders' equity, reflecting the financial condition of the Borrowers at the end of such fiscal year and the results of its operations during such fiscal year (in each case setting forth in comparative form the corresponding figures for the preceding year) and, in the case of the consolidated financial statements, audited and reported upon (in form generally recognized as "unqualified") by PricewaterhouseCoopers LLP, or such other independent certified public accountant of nationally recognized standing, prepared in accordance with GAAP, applied consistently in the preparation thereof and with prior periods, together with, upon request of the Lender, an opinion of such certified public accountant that to its knowledge there has occurred no event which constitutes, or which with the lapse of time or giving of notice or both would constitute an Event of Default hereunder, or, if the contrary appears to be true, a statement of such Event of Default and the nature thereof. Such annual statements may be furnished to the Lender in the form of BBI's annual filings with the SEC under the `34 Act on Form 10-K.

                  4.1.3 Compliance Certificate.  Upon request of the Lender, but
                        ----------------------
         in any event concurrently with the delivery of the financial statements referred to in subsections 4.1.1 and 4.1.2 of this Agreement, a Compliance Certificate (the "Compliance Certificate"), in the form
                                         -----------------------
         attached hereto as Schedule 4.1.3 and incorporated herein by reference,
                            --------------
         as completed and signed by a Responsible Officer of BBI.

                  4.1.4 Borrowing Base  Certificate.  Not later twenty (20) days
                        ---------------------------
         after the close of each calendar month the following: (i) a Borrowing Base Certificate, in the form attached hereto as Schedule 4.1.4 and
                                                             ---------------
         incorporated herein by reference as completed and signed by a Responsible Officer of BBI; and (ii) a report summarizing (x) all agings of all Accounts, and (y) a detailed breakdown of all Inventory, all as completed and signed by a Responsible Officer of BBI, and in such form and with such detail or information as the Lender may reasonably request, from time to time.

                  4.1.5 Other  Information.  In addition to the  foregoing,  BBI
                        ------------------
         will furnish (or cause to be furnished to) the Lender from time to time with such financial information and statements as the Lender may reasonably request, and, upon request of the Lender, with copies of all financial statements and financial reports that any Borrower sends or makes available to its members of its Board of Directors or to any governmental authority, together with copies of all management letters of substance and other reports of substance submitted to any Borrower by its independent accountants in connection with any annual or interim audit; and, upon request of the Lender, each Borrower will authorize and direct all accountants and auditors to exhibit and deliver copies of any financial statements, trial balances or other accounting records of any sort, and to disclose to the Lender any information they may have concerning any Borrower's financial or business condition. In addition, BBI will furnish to the Lender, promptly after the same are delivered to its stockholders or the SEC, copies of all proxy statements, financial statements and reports as any Borrower shall send to its stockholders or as any Borrower may file with the SEC or any governmental authority at any time having jurisdiction over any Borrower.

4.2      Financial Covenants.

         Each Borrower shall maintain and observe all of the following financial covenants, in each case determined and classified on a consolidated basis in accordance with GAAP applied on a consistent basis at the applicable dates or during the applicable time periods indicated in the following table (the "Financial Covenants"):

----------------------------------------- ----------------------------- --------------------------------------------
                                            APPLICABLE DATE OR TIME                  APPLICABLE RATIOS
          FINANCIAL COVENANTS                        PERIOD                      OR MONETARY REQUIREMENTS
----------------------------------------- ----------------------------- --------------------------------------------
Ratio of Consolidated Total Liabilities   For each fiscal quarter, to   Not to exceed 1.50 to 1.00 for each fiscal
to Consolidated Tangible Net Worth          be determined as of the     quarter
                                             last day of each such
                                           fiscal quarter, commencing
                                            with the fiscal quarter
                                             ending March 31, 1999
----------------------------------------- ----------------------------- --------------------------------------------
Capital Expenditures                      For each fiscal year, to be   Not to exceed in the aggregate
                                           determined as of the last    $2,500,000.00 per fiscal year
                                                  day of each
                                               such fiscal year,
                                           commencing with the fiscal
                                                  year ending
                                               December 31, 1999

----------------------------------------- ----------------------------- --------------------------------------------
Consolidated Net Income                   For each fiscal quarter, to   (a) a Net Loss of not more than
                                            be determined as of the     $250,000.00 for the fiscal quarter ending
                                             last day of each such      March 31, 1999;
                                           fiscal quarter, commencing
                                            with the fiscal quarter     (b) a Net Loss of not more than
                                             ending March 31, 1999      $250,000.00 for the fiscal quarter ending
                                                                        June 30, 1999;

                                                                        (c) a Net Loss of not more than  $450,000.00
                                                                        for the fiscal quarter ending  September 30,
                                                                        1999,  and for the fiscal six months  ending
                                                                        December 31, 1999; and

                                                                        (d) a Net  Income of at least  $1.00 for the
                                                                        fiscal quarter ending March 31, 2000 and for
                                                                        each consecutive fiscal quarter thereafter
----------------------------------------- ----------------------------- --------------------------------------------

----------------------------------------- ----------------------------- --------------------------------------------
                                            APPLICABLE DATE OR TIME                  APPLICABLE RATIOS
          FINANCIAL COVENANTS                        PERIOD                      OR MONETARY REQUIREMENTS
----------------------------------------- ----------------------------- --------------------------------------------
----------------------------------------- ----------------------------- --------------------------------------------
Consolidated Debt Service Ratio           For each fiscal quarter, to   (a) At  least  1.50  to 1.00 for the fiscal
                                             be determined as of        the  quarter  ending  March  31, 1999;
                                            last day of each such
                                           fiscal quarter, commencing   (b) At least 1.50 to 1.00 for the period
                                            with the fiscal quarter     of two (2) consecutive fiscal quarters
                                             ending March 31, 1999      ending June 30, 1999;

                                                                        (c) At least  1.00 to 1.00 for the period of
                                                                        three (3) consecutive fiscal quarters ending
                                                                        September 30, 1999; and

                                                                        (d) At least 1.50 to 1.00 for each period of
                                                                        four   (4)   consecutive   quarters   ending
                                                                        December  31,  1999  and on the  last day of
                                                                        each fiscal quarter thereafter

----------------------------------------- ----------------------------- --------------------------------------------


         Notwithstanding anything to the contrary in this Agreement to the contrary, for purposes of making all calculations in connection with the covenants contained in this subsection 4.2, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with GAAP consistently applied as in effect on the date of this Agreement. In the event of any material difference at any time between GAAP in effect on the date of this Agreement and GAAP from time to time in effect, the Compliance Certificate required pursuant to subsection 4.1.3 shall include a reconciliation of the calculations required thereby with the financial statements being delivered with such certificate.

         4.3.3.3  Limitation on Changes in Fiscal  YearLimitation  on Changes in
                  --------------------------------------------------------------
Fiscal  YearLimitation  on Changes in Fiscal Year. No Borrower  shall change its
-------------------------------------------------
fiscal year without the prior written consent of the Lender.

                                    SECTION 5

                              CONDITIONS OF CLOSING
                              ---------------------

         The effectiveness of this Agreement and the agreement of the Lender to make the initial Loan requested to be made by it is subject to the satisfaction, immediately prior to or concurrently with the making of such Loan on the Closing Date, of the following conditions precedent:

                  (a) Financing Instruments. The Lender shall have received this
                      ---------------------
         Agreement, the Note and the Security Agreement, each as executed and delivered by a duly authorized officer of each Borrower, with the signature of such officer properly witnessed and notarized thereon.

                  (b) Actions to Perfect  Security  Interest.  The Lender  shall
                      --------------------------------------
         have received evidence in form and substance reasonably satisfactory to it that all filings, recordings, registrations and other actions, including, without limitation, the filing of duly executed financing statements on form UCC-1, necessary or, in the opinion of the Lender, desirable to perfect the security interest created by the Security Agreement shall have been completed (or, to the extent that any such filings, recordings, registrations and other actions shall not have been completed, arrangements satisfactory to the Lender for the completion thereof shall have been made).

                  (c)  Pledged  Stock;  Stock  Powers.  The  Lender  shall  have
                       ------------------------------
         received the original certificates representing the shares of capital stock pledged pursuant to the Security Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of each Borrower.

                  (d) Lien Searches.  The Lender shall have received the results
                      -------------
         of a recent search by a Person reasonably satisfactory to the Lender of the UCC, judgment and tax lien filings which may have been filed with respect to real and personal property of each Borrower in the jurisdictions set forth in Schedule 5(d), and the results of such
                                      --------------
         search shall be satisfactory to the Lender.

                  (e) Insurance. The Lender shall have received evidence in form
                      ---------
         and substance satisfactory to it that all of the requirements of this Agreement and the Security Agreement requiring the maintenance of insurance shall have been satisfied.

                  (f) Authority Documents. The Lender shall have received a copy
                      -------------------
         of the resolutions, in form and substance satisfactory to the Lender, of the Board of Directors of each Borrower authorizing (i) the execution, delivery and performance of this Agreement and the other Financing Instruments to which it is a party, (ii) the Loans contemplated hereunder and (iii) the granting by it of the security interests created pursuant to the Security Documents to which each Borrower is a party, all as certified by the Clerk or an Assistant Clerk of each Borrower as of the Closing Date, which certificate shall be in form and substance reasonably satisfactory to the Lender and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

                  (g) Incumbency  Certificate.  The Lender shall have received a
                      -----------------------
         certificate of each Borrower, dated as of the Closing Date, as to the incumbency and signature of the officers of each such Borrower executing any Financing Instrument reasonably satisfactory in form and substance to the Lender, executed by the President or any Vice President and the Clerk or any Assistant Clerk of each such Borrower.

                  (h) Corporate  Documents.  The Lender shall have received true
                      --------------------
         and complete copies of the articles of organization and by-laws of each Borrower, as certified as of the Closing Date as complete and correct copies thereof by the Clerk or an Assistant Clerk of each such Borrower.

                  (i) Legal Existence,  Good Standing and Foreign  Qualification
                      ----------------------------------------------------------
         Certificates.  The Lender  shall have  received  certificates  of legal
         ------------
         existence, good standing and foreign qualification for each Borrower, all of recent date issued by the appropriate Secretary of State.

                  (j) Borrowing Base Certificate. The Lender shall have received
                      --------------------------
         (i) a borrowing base certificate, in the form referred to in subsection
         4.1.4 above and (ii) a report summarizing all agings of Account and all Inventory, in such form and with such detail or information as the Lender may reasonably request, all as completed and signed by a Responsible Officer of BBI.

                  (k) Legal Opinion.  The Lender shall have received an executed
                      -------------
         legal opinion of Perkins, Smith & Cohen, LLP, counsel to the Borrowers, covering such matters related to the transactions contemplated by this Agreement and the other Financing Instruments as the Lender may reasonably request. Such legal opinion shall be in a form and substance reasonably acceptable to the Lender and its counsel.

                  (l) Fees and Expenses.  The Lender shall have received (i) the
                      -----------------
         Restructuring Fee; and (ii) reimbursement or payment of all legal fees, costs and expenses incurred by the Lender in connection with the transactions contemplated herein.

                                    SECTION 6

                                EVENTS OF DEFAULT
                                -----------------

         Notwithstanding any provision to the contrary in any instrument evidencing any Obligation, the occurrence of any one or more of the following shall constitute and mean an "Event of Default" under this Agreement:
                              ----------------

         6.1 Any statement, report, certificate, representation or warranty, made or furnished by any Borrower in, or in connection with the execution and delivery of this Agreement or any of the Financing Instruments, or in compliance with the provisions of this Agreement or any of the Financing Instruments, or otherwise furnished to the Lender at any time, shall prove to have been false or erroneous when made in any material respect, or omits or fails to state a material fact necessary in order to make the statements contained therein or herein not misleading;

         6.2 Any Borrower shall fail to make payment of the principal or interest on the Loans when and as due;

         6.3 Any Borrower shall fail to make payment of any other Obligation within fifteen (15) days of the date when and as due;

         6.4 Any Borrower shall fail to perform, observe, comply with or satisfy any covenant, agreement or condition contained in this Agreement (other than payment of any Obligation) not cured within thirty (30) days of the earlier of
(i) notice by the Lender to BBI or (ii) actual knowledge by any Borrower of the occurrence thereof, plus such additional time as may be required to cure such default because of delays beyond any Borrower's control, if such default is susceptible of being cured and if the Borrowers are acting in good faith and is making diligent efforts to cure such default; provided, however, that such cure
                                              ------------------
period shall not exceed the aggregate of ninety (90) days and shall not apply to: (a) any transfer or voluntary encumbrance of assets; (b) any failure with respect to any requirement of any Borrower to give notice to the Lender as provided herein; (c) the Reporting Requirements or the Financial Covenants; or
(d) any event which is otherwise an Event of Default pursuant to any other subsections of this Section 6; and such cure period shall run concurrently with, and not in addition to, any and all applicable grace or cure periods contained in any of the other Financing Instruments;

         6.5 Any Borrower shall default in payment of (a) any obligation under any lease which default could materially adversely affect the business operations of any Borrower; or (b) any obligation or Indebtedness to any other Person at any time outstanding, continued for a period sufficient to cause the acceleration of the maturity of such obligation or Indebtedness (whether or not such obligation or

Indebtedness is actually accelerated) and such acceleration could materially adversely affect the business operations of any Borrower;

         6.6 Failure, generally, of any Borrower to pay its debts when due and such failure could materially adversely affect the business operations of any Borrower; or the taking of possession, custody or control of, or the attachment by judicial process of, or issuance of an injunction against, or creation of any other Lien (other than in favor of the Lender) upon, any part of any Borrower's property or assets by any Person, which action is not dissolved within thirty
(30) days;

         6.7 Any Borrower:

                  6.7.1 files a voluntary petition in bankruptcy (which term includes any action under Title 11 of the United States Code entitled "Bankruptcy" and commonly referred to as the "Bankruptcy Code"); or
                                                       ---------------

                  6.7.2 is adjudicated a bankrupt or insolvent; or

                  6.7.3 files any petition or answers seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any law relating to bankruptcy, insolvency or other relief for debtors; or

                  6.7.4 seeks or consents to or acquiesces in the appointment of any trustee, receiver, master or liquidator (or other similar official) of itself or of all or any substantial part of its property; or

                  6.7.5  makes  any  general   assignment  for  the  benefit  of
         creditors; or

                  6.7.6 admits in writing to its general inability to pay its debts as they become due;

         6.8 Commencement of any bankruptcy, insolvency, or other creditor's relief proceedings against, or entry by a court of competent jurisdiction of any order, judgment or decree approving a petition filed against any Borrower, seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal or state law or regulation relating to bankruptcy, insolvency, or other relief for debtors, which proceeding, order, judgment or decree remains unvacated or unstated for an aggregate of thirty (30) days, whether or not consecutive, from the date of entry thereof;

         6.9 A material portion of any Borrower's assets shall be damaged by fire or other casualty, the restoration or replacement cost of which damage exceeds, in the aggregate, the amount of insurance proceeds readily available (less applicable deductibles and plus capital in an amount which, in Lender's sole discretion (a) is available for such purposes and (b) expenditure of such capital for such purposes is appropriate under the circumstances) for such restoration or replacement;

         6.10 The issuance or existence of any judgment or judgments against any Borrower by any court of competent jurisdiction, or other governmental authority of competent jurisdiction, aggregating in excess of One Hundred Thousand Dollars ($100,000) in any fiscal year, and not covered by insurance, not paid within thirty (30) days of the date thereof;

         6.11 The loss, suspension or revocation of any governmental license required or necessary in connection with the operation of any Borrower's business;

         6.12 Service of any process upon the Lender seeking to attach by means of trustee process any funds of any Borrower or of any Affiliate on deposit with Lender, which attachment or process is not dissolved within thirty (30) days; or

         6.13 The occurrence of any change in any Borrower's condition or affairs (financial or otherwise) that, in the Lender's reasonable opinion, impairs the Lender's security or materially increases the Lender's risk under this Agreement or the Financing Instruments, or the occurrence of any event or circumstance with respect to any Borrower such that the Lender reasonably deems itself insecure.

                                    SECTION 7

                                    REMEDIES
                                    --------

         7.1 General  Remedies.  In addition to and without in any way  limiting
             -----------------
any other rights and remedies available to the Lender under this Agreement prior to an Event of Default, or any other rights and remedies available to the Lender (whether prior to or after an Event of Default) under any of the Financing Instruments or under applicable law or in equity, upon and at any time or times after the occurrence of any Event of Default hereunder:

                  7.1.1 the Lender may declare and cause all or any portion of the Obligations to be immediately due and payable;

                  7.1.2 the Lender may decline to honor the credit of any Borrower or may refuse to make further advances to any Borrower;


                  7.1.3 the Lender shall have the right to apply to the Obligations any deposits or other sums at any time credited by or due from the Lender to any Borrower; and

                  7.1.4 the Lender may treat any or all of the Financing Instruments as being in default and may exercise any rights and remedies thereunder as it shall deem appropriate.

         7.2 Cumulative Remedies. The enumeration of rights and remedies herein,
             -------------------
and in each of the Financing Instruments, shall be cumulative and not exclusive, and shall be in addition to, and shall not exclusive of, any other rights or remedies the Lender may have, whether under the UCC or other applicable law, or in equity, or otherwise. The Lender shall, in its discretion, determine its choice of rights and remedies and the order in which they shall be exercised, and whether or not, and which, Collateral is to be proceeded against, and in which order. The exercise of any right or remedy shall not preclude the exercise of others.

                                    SECTION 8

                                     WAIVER
                                     ------

         8.1  Waiver By the  Borrowers.  Each  Borrower  hereby  waives  demand,
              ------------------------
presentment, protest and notice thereof with respect to any and all instruments, notice of acceptance hereof, notice of Loan or advances made, credit extended, or any other action taking in reliance herein, and all other notices and demands of any kind except as expressly set forth herein.

         8.2 Lender's Option To Waive. The Lender may at its sole discretion, at
             ------------------------
any time and from time to time, waive any of the requirements or provisions hereof, or contained within any of the Financing Instruments, or any default hereunder or under any of the Financing Instruments, but only by an express written waiver signed by an authorized officer of the Lender; no act other than an express written waiver, nor any failure to act or delay by the Lender shall constitute a waiver of any requirement or provision of, or any default under, or any of the Lender's rights or remedies under, this Agreement or any of the Financing Instruments. No single or partial waiver by the Lender of any provision of this Agreement or any of the Financing Instruments, or any breach or default thereunder, or of any right or remedy which the Lender may have, shall operate as a waiver of any other provision, breach, default, right or remedy, nor of the same one on any future occasion.

                                    SECTION 9

                                  MISCELLANEOUS
                                  -------------

         9.1 Deposits As  Collateral;  Set-Off.  Any and all  deposits,  Deposit
             ---------------------------------
Accounts, and other sums at any time credited by or due to any Borrower from the Lender or any of its banking or lending affiliates or any lender acting as a participant under any loan arrangement between the Lender and any Borrower, and any cash, certificates of deposit, securities, instruments, documents, policies and certificates of insurance, goods, Accounts, choses in action, Chattel Paper, and other property of any Borrower in the possession or control of, or in transit to or from, the Lender, or any of its banking or lending affiliates, or any lender acting as a participant under any loan arrangement between the Lender and any Borrower, or any third party acting on the Lender's behalf, regardless of the reason the Lender, or such other party, receives or is to receive the same (whether in pledge, or for safekeeping, or as agent for collection or transmission or otherwise) and regardless of whether the Lender has conditionally released the same, shall at all times constitute security for any and all Obligations, and may be applied or set off against such Obligations at any time, whether or not other collateral is available to the Lender.

         9.2   Survival  of   Covenants;   Binding   Effect.   All   agreements,
               --------------------------------------------
representations, covenants and warranties made by any Borrower in this Agreement, the Financing Instruments, or in any certificate or other document delivered to the Lender in connection herewith shall survive the termination of this Agreement and survive the execution and delivery of this Agreement, and shall remain in full force and effect until all Obligations to the Lender have been paid in full and satisfied, and the security interests and rights granted to the Lender in any collateral and its rights and remedies hereunder and under the Financing Instruments shall continue in full force and effect notwithstanding the fact that any Borrower's Loan account may from time to time be in a zero or credit position, until all Obligations have been satisfied. All the terms and provisions of this Agreement and the Financing Instruments shall be binding upon and inure to and be enforceable by and against the parties hereto and their respective successors and assigns.

         9.3 Termination of Agreement.
             ------------------------

                  9.3.1 This Agreement shall terminate upon the final and irrevocable payment in full by the Borrowers of the Obligations, or upon acceleration of the Obligations pursuant to the terms of this Agreement.

                  9.3.2 The termination of this Agreement shall not affect any rights of any Borrower or the Lender arising prior to the effective date of such termination, as the case may be, and the provisions hereof shall continue to be fully operative until all transactions entered into, rights created or Obligations incurred prior to such occurrence or termination shall have been fully disposed of, concluded or liquidated. Upon termination of this Agreement, all Obligations (including, without limitation, the Loans) shall be due and payable without notice or demand. The security interests, liens and rights granted to the Lender hereunder and under any instrument or document delivered pursuant hereto or in connection herewith shall continue in full force and effect, notwithstanding the termination of this Agreement or the fact that any Borrower's Accounts may from time to time be temporarily in a credit position, until all of the Obligations have been paid in full after the termination hereof. All representations, warranties, covenants, waivers and agreements contained herein shall survive the termination hereof unless otherwise provided.

                  Notwithstanding the foregoing, if after receipt of any payment of all or any part of the Obligations, the Lender is for any reason compelled to surrender such payment to any person or entity because such payment is determined to be void or voidable as a preference, impermissible setoff, a diversion of trust funds or for any other reason, this Agreement shall continue in full force and each Borrower shall be liable to, and shall indemnify and hold the Lender harmless for, the amount of such payment surrendered until the Lender shall have been finally and irrevocably paid in full. The provisions of the foregoing sentence shall be and remain effective notwithstanding any contrary action which may have been taken by the Lender in reliance upon such payment, and any such contrary action so taken shall be without prejudice to the Lender's rights under this Agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

         9.4 Conflict of Terms.  In the event of any  conflict or  contradiction
             -----------------
between or among any provision or provisions of this Agreement and any provision or provisions of any of the other Financing Instruments, the provisions of this Agreement shall govern.

         9.5 Prior Discussions;  Amendments in Writing; Counterparts;  Filing As
             -------------------------------------------------------------------
Financing  Statement.   This  Agreement  and  all  other  Financing  Instruments
--------------------
incorporate all discussions and negotiations between the Borrowers and the Lender, either express or implied, concerning the matters included herein and therein, any custom or usage to the contrary notwithstanding. No such discussions or negotiations shall limit, modify, or otherwise affect the provisions of the Financing Instruments. This Agreement may be amended or modified only in writing signed by the parties hereto, and in the case of the Lender signed by a duly authorized officer thereof. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but such counterparts together shall constitute one and the same instrument.

         9.6 General  Indemnification.  Each  Borrower  shall,  and does hereby,
             ------------------------
further indemnify and save the Lender harmless from any and all liabilities, damages, costs, losses and expenses (including, without limitation, court costs and attorney's reasonable fees and expenses) that the Lender may sustain or incur by reason of, relating to or arising out of the preparation of this Agreement, or in collecting or enforcing the Obligations, or in enforcing any of Lender's rights or remedies, or in the prosecution or defense of any action or proceeding concerning any matter growing out of or connected with this Agreement, any of the Financing Instruments, or the Obligations, or on account of the Lender's relationship with any Borrower (each of which may be defended, compromised, settled or pursued by the Lender with counsel of Lender's selection, at the sole expense of the Borrowers) except for such claims which have been determined by a court of competent jurisdiction to have arisen out of the Lender's gross negligence or bad faith. The within indemnification shall survive termination of this Agreement. Each Borrower's obligations under this subsection constitute part of the Obligations secured by the security interest created by this Agreement and by the other Financing Instruments.

         9.7  Destruction  of Documents;  Jurisdiction.  This  Agreement and all
              ----------------------------------------
other Financing Instruments may be reproduced by the Lender by any photographic, photostatic, microfilm, or similar process, and the Lender may destroy the original from which any document was so reproduced. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business). Each Borrower acknowledges receipt of a true, correct and complete copy or counterpart of this Agreement.

         9.8  Notices.  All  notices,  requests  and  demands  to  or  upon  the
              -------
respective parties hereto to be effective shall be in writing (including by facsimile transmission), and, unless otherwise expressly provided herein, shall be deemed to have been duly given when delivered by hand, or when sent by facsimile transmission or by telex, answer back received, or on the first Business Day after delivery to any overnight delivery service, freight prepaid, or three (3) Business Days after being sent by certified or registered mail, return receipt requested, postage prepaid, and addressed as follows, or to such other address as may be hereafter notified by the respective parties hereto:

  (a)      If to any Borrower
           then:                   Boston Biomedica, Inc.
                                   375 West Street
                                   West Bridgewater, MA  02379
                                   Attention:   Richard T. Schumacher, President
                                   Telecopy No: 508-580-1110

                  with copies to:  Perkins, Smith & Cohen, LLP
                                   One Beacon Street
                                   Boston, MA  02108-3106
                                   Attention:  Howard L. Levin, Esq.
                                   Telecopy No:  617-854-4040

  (b)      If to the Lender, then: BankBoston, N.A.
                                   Middle Market Lending
                                   Worcester Tower
                                   100 Front Street
                                   Worcester, MA 01608-1438
                                   Attention: G. Christopher Miller, Director
                                   Mail Stop: MA-CEN 72-18-04
                                   Telecopy No: 508-770-7740

                  with copies to:  Peabody & Arnold LLP
                                   50 Rowes Wharf
                                   Boston, MA  02110
                                   Attention: Frank S. Hamblett, Esq.
                                   Telecopy No:  617-951-2125

         9.9 Application of Proceeds.  The proceeds of any  collection,  sale or
             -----------------------
disposition of the Collateral, or of any other payments received hereunder, shall be applied toward the Obligations in such order and manner as the Lender determines in its sole discretion, any statute (the application of which may be waived or modified by agreement), customs or usage to the contrary notwithstanding. The Borrowers shall remain liable to the Lender for any deficiency remaining following such application.

         9.10  Continuance  of  Defaults.  As  used  herein,  and  in any of the
               -------------------------
Financing Instruments, upon any and each occurrence of an Event of Default, such Event of Default shall be deemed to continue until cured by the Borrowers in accordance with this Agreement (and the applicable provisions of the Financing Instruments, as the case may be), and until such time as the Borrowers request and receive from the Lender the Lender's written acknowledgment that such Event of Default (as specified in the request) has been cured and is no longer continuing, which acknowledgment the Lender shall not unreasonably withhold or delay.

         9.11  Severability.  If any  provision of this  Agreement or any of the
               ------------
Financing Instruments, or any portion of such provision, or the application thereof to any person or circumstance, shall to any extent be held invalid or unenforceable, the remainder of this Agreement and the Financing Instruments or the remainder of such provision and the application thereof to other persons or circumstances (other than those as to which it is held invalid or unenforceable) shall not be affected thereby, and each term and provision hereof and of the Financing Instruments shall be valid and enforced to the fullest extent permitted by law. To the extent permitted by law, the parties hereto waive any provision of law which renders any such provision prohibited or unenforceable in any respect.

         9.12  Headings.  Headings  appearing in this Agreement are intended for
               --------
convenience only and do not constitute and shall not be interpreted to be a part of this Agreement.

         9.13 Governing Law; Sealed  Instrument.  This Agreement is executed and
              ---------------------------------
delivered in The Commonwealth of Massachusetts, and for all purposes shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts, and shall take effect as a sealed instrument. Each Borrower submits itself to the jurisdiction of the Courts of The Commonwealth of Massachusetts for all purposes with respect to this Agreement and each Borrower's relationship with the Lender.

         9.14 Force Majeure.  The Lender shall not be responsible  for delays or
              -------------
failures in performance hereunder resulting from causes beyond its control, including without limitation, acts of God, strikes, lockouts, riots, acts of war, governmental regulations, fire, communication line failures, power failures, earthquakes or other disasters.

         9.15 Joint and Several.  All of the obligations and liabilities of each
              -----------------
of Borrower under this Agreement and all of the other Financing Instruments are joint and several.

         9.16  Interpretation  of  Agreement.   Should  any  provision  of  this
               -----------------------------
Agreement or the other Financing Instruments require interpretation or construction, it is agreed by the parties hereto that the court, administrative body, or other entity interpreting or construing this Agreement or the other Financing Instruments shall not apply a presumption that the provisions thereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be construed more strictly against the party who itself or through its agents prepared the same, it being agreed that the parties and/or their respective attorneys and agents have fully participated in the preparation of all provisions of this Agreement and the other Financing Instruments.

            [THE REMAINDER OF THIS PAGE IS LEFT BLANK INTENTIONALLY]

         EXECUTED as an instrument under seal as of the day and year first stated above.

                                   BORROWERS:

WITNESS:                           BOSTON BIOMEDICA, INC.

______________________________     By:_________________________________
Name:                                   Kevin W. Quinlan, Treasurer

WITNESS:                                    BBI BIOTECH RESEARCH
                                        LABORATORIES, INC. (f/k/a BTRL Contracts and Services, Inc.)

______________________________     By:_________________________________
Name:                                   Kevin W. Quinlan, Treasurer

WITNESS:                                    BBI CLINICAL LABORATORIES,
                                        INC. (f/k/a BBI-North American Clinical
                                        Laboratories, Inc.)

______________________________     By:_________________________________
Name:                                   Kevin W. Quinlan, Treasurer

WITNESS:                                    BBI SOURCE SCIENTIFIC, INC.


______________________________     By:_________________________________
Name:                                   Kevin W. Quinlan, Treasurer

WITNESS:                                    BBI BIOSEQ, INC.


______________________________     By:_________________________________
Name:                                   Kevin W. Quinlan, Treasurer

                                     LENDER:

WITNESS:                                BANKBOSTON, N.A. (f/k/a The First
                                     National Bank of Boston)


______________________________      By:_________________________________
Name:                                   G. Christopher Miller, Director

                          COMMONWEALTH OF MASSACHUSETTS

___________, ss.                                                     August __,
                                                                     1999


         Then personally appeared the above-named Kevin W. Quinlan, as Treasurer of each of Boston Biomedica, Inc., BBI Biotech Research Laboratories, Inc., BBI Clinical Laboratories, Inc., BBI Source Scientific, Inc., and BBI BioSeq, Inc. and acknowledged the foregoing instrument to be his free act and deed, and the free act and deed of each of Boston Biomedica, Inc., BBI Biotech Research Laboratories, Inc., BBI Clinical Laboratories, Inc., BBI Source Scientific, Inc. and BBI BioSeq, Inc., before me.

      ----------------------------                                        Notary
Public
                                             My commission expires:
                                             [AFFIX NOTARIAL SEAL]

                          COMMONWEALTH OF MASSACHUSETTS

_________, ss.                                                   August __, 1999


         Then personally appeared the above-named G. Christopher Miller, as Director of BankBoston, N.A., and acknowledged the foregoing instrument to be his free act and deed and the free act and deed of BankBoston, N.A., before me.

      ----------------------------                                        Notary
Public
                                             My commission expires:
                                             [AFFIX NOTARIAL SEAL]

                                 Schedule 4.1.3

                             COMPLIANCE CERTIFICATE
                             ----------------------

TO:      BANKBOSTON, N.A. (f/k/a The First National Bank of Boston)
         Worcester Tower
         100 Front Street
         Worcester, MA 01608-1438

         Reference is hereby made to a certain First Amended and Restated Commercial Loan Agreement, dated as of June 30, 1999 (as the same may be amended, modified, substituted, extended or restated, from time to time, the "Loan Agreement") by and among (a) BOSTON BIOMEDICA, INC., a Massachusetts
 ---------------
corporation,  for itself  (when  acting for  itself,  "BBI") and as Agent  (when
                                                       ---
acting in such  capacity,  the  "Borrower  Agent") for all of the  Borrowers (as
                                 ---------------
defined below), (b) all of the SUBSIDIARIES of BBI (said Subsidiaries, together with BBI and any and all other Subsidiaries which may from time to time become parties thereto, are hereinafter sometimes referred to collectively as the "Borrowers" and each singly as a "Borrower") and (c) BANKBOSTON, N.A., a
 ---------                            --------
national banking association (f/k/a The First National Bank of Boston)(together with its successors and assigns, the "Lender"). All capitalized terms not
                                          ------
defined herein but defined in the Loan Agreement shall have the meanings given to such terms in the Loan Agreement.

         The undersigned hereby certifies that he or she is a Responsible Officer of BBI and as such, is authorized, for and on behalf of BBI, to execute and deliver this Compliance Certificate to the Lender in accordance with the provisions of the Loan Agreement. Pursuant to the provisions of subsection 4.1.3 of the Loan Agreement, the undersigned hereby certifies to the Lender as follows:

                  1. Each of the representations and warranties made by the Borrowers in or pursuant to the Financing Instruments are true and correct in all material respects on and as of the date hereof, as if made on and as of the date hereof, except (a) to the extent such representations and warranties expressly relate to an earlier date in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, and (b) as follows:

                                                [Describe divergences, if any]

                  2. Since the end of the last fiscal quarter of the Borrowers, no material adverse change on the business, operations, property or condition (financial or otherwise) of any of the Borrowers taken as a whole has occurred except:

                               [Describe, if any]

                  3. The undersigned has reviewed or caused to be reviewed all of the Financing Instruments, and based upon such review and to the knowledge of the undersigned, no Default or Event of Default has occurred and is continuing as of the date hereof (or if applicable, will occur after giving effect to the making of the Loans requested to be made on the date hereof), except as follows:

                    [Describe Defaults or Events of Default]

                  4. Except as set forth in the certificates attached hereto and except as heretofore disclosed to the Lender in previous Compliance Certificates, there has been no change (i) in the Articles of Organization or By-Laws of any of the Borrowers, or (ii) in the incumbency of the officers of each Borrower whose signatures have heretofore been certified to the Lender.

                  5. The financial statements submitted herewith (if any) are in compliance with the provisions of subsections 4.1.1 or 4.1.2 of the Loan Agreement, whichever is applicable, and fairly present the financial condition of the Borrowers and the results of their operations  for the period ended  __/__/__ (the  "Applicable  Financial
                                                           ---------------------
         Statements  Date"),  in  accordance  with  GAAP  consistently  applied,
         ----------------
         [subject only to year-end adjustments and audit].]

                  6. The Borrowers are in complete compliance with the Financial
         Covenants  as  of  the  Applicable   Financial   Statements   Date,  as
         demonstrated below.


--------------------------------- ------------------------- ---------------------------- ---------------------
                                  APPLICABLE DATE OR TIME        APPLICABLE RATIOS           ACTUAL AS OF
      FINANCIAL COVENANTS                  PERIOD            OR MONETARY REQUIREMENTS          __/__/__
--------------------------------- ------------------------- ---------------------------- ---------------------
Ratio of Consolidated Total       For each fiscal           Not to exceed 1.50 to 1.00         ___:___
Liabilities to Consolidated       quarter, to be            for each fiscal quarter
Tangible Net Worth                determined as of the
                                  last day of each such
                                  fiscal quarter,
                                  commencing with the
                                  fiscal quarter
                                  ending March 31, 1999
--------------------------------- ------------------------- ---------------------------- ---------------------
Capital Expenditures              For each fiscal year,     Not to exceed in the               ___:___
                                  to be determined as of    aggregate $2,500,000.00
                                  the last day of each      per fiscal year
                                  such fiscal year,
                                  commencing with the
                                  fiscal year ending
                                  December 31, 1999

--------------------------------- ------------------------- ---------------------------- ---------------------


--------------------------------- ------------------------- ---------------------------- ---------------------
                                  APPLICABLE DATE OR TIME        APPLICABLE RATIOS           ACTUAL AS OF
      FINANCIAL COVENANTS                  PERIOD            OR MONETARY REQUIREMENTS          __/__/__
--------------------------------- ------------------------- ---------------------------- ---------------------
Consolidated Net Income           For each fiscal           (a) a Net Loss of not more         ___:___
                                  quarter, to be            than $250,000.00 for the
                                  determined as of the      fiscal quarter ending
                                  last day of each such     March 31, 1999;
                                  fiscal quarter,
                                  commencing with the       (b) a Net Loss of not more
                                  fiscal quarter            than $250,000.00 for the
                                  ending March 31, 1999     fiscal quarter ending June
                                                            30, 1999;

                                                            (c)  a Net  Loss  of
                                                            not    more     than
                                                            $450,000.00  for the
                                                            fiscal       quarter
                                                            ending September 30,
                                                            1999,  and  for  the
                                                            fiscal   six  months
                                                            ending  December 31,
                                                            1999; and

                                                            (d) a Net  Income of
                                                            at least  $1.00  for
                                                            the  fiscal  quarter
                                                            ending   March   31,
                                                            2000  and  for  each
                                                            consecutive   fiscal
                                                            quarter thereafter
--------------------------------- ------------------------- ---------------------------- ---------------------



--------------------------------- ------------------------- ---------------------------- ---------------------
                                  APPLICABLE DATE OR TIME        APPLICABLE RATIOS           ACTUAL AS OF
      FINANCIAL COVENANTS                  PERIOD            OR MONETARY REQUIREMENTS          __/__/__
--------------------------------- ------------------------- ---------------------------- ---------------------
Consolidated Debt Service Ratio   For each fiscal           (a)  At least 1.50 to 1.00         ___:___
                                  quarter, to be            for the fiscal quarter
                                  determined as of the      ending March 31, 1999;
                                  last day of each such
                                  fiscal quarter,           (b)  At least 1.50 to 1.00
                                  commencing with the       for the period of two (2)
                                  fiscal quarter ending     consecutive fiscal
                                  March 31, 1999            quarters ending June 30,
                                                            1999;

                                                            (c) At least 1.00 to
                                                            1.00 for the  period
                                                            of     three     (3)
                                                            consecutive   fiscal
                                                            quarters      ending
                                                            September  30, 1999;
                                                            and  (d)  At   least
                                                            1.50  to  1.00   for
                                                            each  period of four
                                                            (4)      consecutive
                                                            quarters      ending
                                                            December   31,  1999
                                                            and on the  last day
                                                            of    each    fiscal
                                                            quarter thereafter

--------------------------------- ------------------------- ---------------------------- ---------------------

Attached hereto as Appendix A are  calculations  demonstrating  that, based upon
                   ----------
the financial statements of the Borrowers submitted herewith (if any), the Borrowers were in compliance with all of the Financial Covenants as of the Applicable Financial Statements Date, except as noted on Appendix A attached
                                                             ----------
hereto.]

         7. Any changes in the chief executive office and chief place of business of any of the Borrowers which have occurred and/or any additional locations at which any of the Inventory or Equipment are kept, notice of which has not yet been provided to the Lender, in accordance with the provisions of the Security Documents, are set forth below:

EXECUTED as of this ________ day of __________________, ______.

                                          BOSTON BIOMEDICA, INC.

                                          By:_________________________________
                                               Kevin W. Quinlan, Treasurer

                                   APPENDIX A

--------------------------------------------------------------------------------

              FIRST AMENDED AND RESTATED COMMERCIAL LOAN AGREEMENT
                                (the "Agreement")
                                      ---------

                                  by and among

                                BANKBOSTON, N.A.
                    (f/k/a The First National Bank of Boston)
                                 (the "Lender")
                                       ------

                                       and

               BOSTON BIOMEDICA, INC. AND ALL OF ITS SUBSIDIARIES
                         (collectively, the "Borrowers")
                                             ---------
--------------------------------------------------------------------------------

                           MASTER DISCLOSURE SCHEDULE
                           --------------------------

         Each Borrower represents and warrants to the Lender that the statements contained in Section 3 of the Agreement are true, correct and complete as of the date of the Agreement, except as set forth in this Master Disclosure Schedule (as the same may be supplemented, from time to time, the "Master Disclosure
                                                              ------------------
Schedule"). The Master Disclosure Schedule is arranged in sections corresponding
--------
to the lettered and numbered sections contained in Section 3 of the Agreement.

         3.1.1 Business. The Borrowers are engaged in the following businesses:
               --------

                  (a) BBI develops,  manufactures  and sells  reagants,  quality
         control  and  other  performance   management  diagnostic  products  to
         increase the accuracy of in-vitro diagnostic tests.

                  (b) BBIBRL provides (i) research and development support for the other business units of BBI as well as contract research services for third parties; and (ii) is pursuing research and development programs in drug discovery with the goal of introducing new solutions for the detection and treatment of infectious diseases.

                  (c) BBICL provides specialty laboratory testing services in infectious diseases.

                  (d) BBISS develops and manufactures laboratory and diagnostic instruments.

                  (e) BioSeq, Inc. is engaged in research and development programs in the area of pressure cycling technology (PCT) with the goal of introducing new solutions for the purification and disinfection of products derived from organic sources for improving the detection and treatment of infectious.

PABOS2:FSH:246472_6




                                      -51-